UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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WELLS FARGO FUNDS TRUST

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FOR YOUR CONVENIENCE YOU MAY VOTE BY MAIL, BY CALLING THE TOLL-FREE TELEPHONE NUMBER PRINTED ON YOUR PROXY BALLOT, OR VIA THE INTERNET AT WWW.PROXYVOTE.COM.

WELLS FARGO FUNDS TRUST

525 MARKET STREET

SAN FRANCISCO, CALIFORNIA 94105

November     , 2004

Dear Valued Shareholder:

I am pleased to invite you to a special meeting of shareholders of Wells Fargo Funds Trust’s Growth Fund, Income Fund, Index Allocation Fund, Limited Term Government Income Fund, and International Equity Fund, to be held at 10:30 a.m. (Pacific time), on January 14, 2005, in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California.

To the shareholders of the Growth Fund, Income Fund, Index Allocation Fund, and Limited Term Government Income Fund: We are seeking your approval of a proposed reorganization of four Funds of Wells Fargo Funds Trust into four other Funds of Wells Fargo Funds Trust (the “Reorganization”). We refer to Wells Fargo Funds Trust as Wells Fargo Funds. We refer to the four Funds that are proposed to be reorganized as the Target Funds, and we refer to the four Funds into which the Target Funds will be reorganized as the Acquiring Funds. We refer to all of them together as the Funds.

The Reorganization arises out of Wells Fargo Funds Management, LLC’s (“Funds Management”), investment adviser to the Funds, review of the continued viability of various Funds of Wells Fargo Funds, and evaluation of whether combining Funds with similar investment objectives, strategies or portfolio securities would better serve shareholders. In each reorganization, a Target Fund will transfer all of its assets and liabilities to a corresponding Acquiring Fund in exchange for shares of the same Class of the corresponding Acquiring Fund in an expected tax-free exchange. The shares of each Acquiring Fund, in turn, will be distributed to the shareholders of each Target Fund in liquidation of the Target Funds. Immediately after the closing of the Reorganization (the “Closing”), each shareholder of each Target Fund will hold the shares of an Acquiring Fund with a total dollar value equal to the total dollar value of the shares of the Target Fund that the shareholder held before the Closing. The following table lists the Target Funds and the corresponding Acquiring Funds that are part of the Reorganization.

TARGET FUNDS	ACQUIRING FUNDS
Growth Fund	Large Company Growth Fund
Income Fund	Montgomery Total Return Bond Fund
Index Allocation Fund	Asset Allocation Fund
Limited Term Government Income Fund	Montgomery Short Duration Government Bond Fund

Some of the potential benefits of the proposed Reorganization are:

•	The combined Funds will have potentially greater investment opportunities and market presence.

•	The Reorganization will eliminate duplicative expenses and can reduce associated operational costs.

•	The combined Funds should have enhanced viability due to a larger asset base. A larger asset base also can lead to lower expense ratios.

•	The Acquiring Funds have better comparative performance or yield than the Target Funds over most measurement periods and, in Funds Management’s view, better performance opportunities going forward.

•	The expected tax-free nature of the Reorganization for federal income tax purposes.

Funds Management has agreed to pay all expenses of each reorganization, so Fund shareholders will not bear these costs.

The overall responsibility for management of the Target Funds and Acquiring Funds rests with the Wells Fargo Funds’ Board of Trustees, which we refer to as the Board. The Board has unanimously approved each reorganization and believes that it is in the best interests of the Target Fund’s shareholders.

The Board of Trustees of Wells Fargo Funds unanimously recommends that you vote your proxy to approve the Reorganization.

To the shareholders of the International Equity Fund: We are seeking your approval of three sub-advisory agreements (“Definitive Agreements”) with Artisan Partners, L.P., LSV Asset Management and New Star Institutional Managers Limited (together, the “New Sub-advisers”) for the International Equity Fund (the “Fund”). The Board of Trustees of Wells Fargo Funds unanimously selected the New Sub-Advisers to replace Wells Capital Management Incorporated (“WCM”) as investment sub-adviser for the Fund because the Board believes that managing the Fund’s assets with multiple managers, each with a distinct yet complementary investment style, may result in better performance and more stable returns for the Fund over time. It is expected that the multi-manager approach may lead to less volatility in the Fund’s performance by offering diverse management styles. It is also believed that these diverse management styles may lead to enhanced performance. The Board considered the historical investment results of the Fund with those of other funds and accounts managed by the respective New Sub-adviser using its style or strategies, and also considered that the New Sub-advisers’ investment styles and strategies compared favorably in terms of lower risk exposure, reduced transaction costs and improved tax efficiency.

If the Definitive Agreements are approved, there will be no change in the Fund’s investment objective, but there may be changes to the principal investment strategies, investment restrictions, permissible investments or risk considerations as a result of the new investment styles brought by the New Sub-advisers. Although there will be an increase in sub-advisory fees, because the sub-advisory fees are paid by the primary investment adviser to the Fund, the increase will not affect the fees that Fund shareholders pay. Further, shareholders of the Fund will not bear any of the expenses associated with this proxy solicitation.

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The Board of Trustees of Wells Fargo Funds unanimously recommends that you vote to approve the Definitive Agreements.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at www.proxyvote.com. If you have any questions about the proxy materials, or the Proposals, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

Very truly yours,

Karla M. Rabusch
President
Wells Fargo Funds Trust

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GROWTH FUND INCOME FUND INDEX ALLOCATION FUND LIMITED TERM GOVERNMENT INCOME FUND OF WELLS FARGO FUNDS TRUST 525 MARKET STREET SAN FRANCISCO, CALIFORNIA 94105	INTERNATIONAL EQUITY FUND OF WELLS FARGO FUNDS TRUST 525 MARKET STREET SAN FRANCISCO, CALIFORNIA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR JANUARY 14, 2005

This is the formal notice and agenda for the special shareholder meeting (the “Meeting”) of the shareholders of each of the Funds of Wells Fargo Funds listed above. The Meeting will be held on January 14, 2005, at 10:30 a.m. (Pacific Time) in the Yosemite Conference Room, 525 Market Street, 12th Floor, San Francisco, California. At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal.

PROPOSAL	SHAREHOLDERS ENTITLED TO VOTE
Proposal 1:
Approval of an Agreement and Plan of Reorganization (the “Agreement”), under which substantially all of the assets of each Target Fund will be transferred to an Acquiring Fund as listed below in exchange for shares of the same Class of the corresponding Acquiring Fund having equal value, which will be distributed proportionately to the shareholders of the Target Fund. Upon completion of the transactions contemplated by the Agreement, the Target Funds will be liquidated and terminated as series of Wells Fargo Funds.	Shareholders of each Target Fund with respect to the applicable reorganization shown below.

Acquiring Fund Proposed to Acquire This	Target Fund

Large Company Growth Fund	Growth Fund
Montgomery Total Return Bond Fund	Income Fund
Asset Allocation Fund	Index Allocation Fund
Montgomery Short Duration Government Bond Fund	Limited Term Government Income Fund
Proposal 2:
Approval of separate sub-advisory agreements with Artisan Partners, L.P., LSV Asset Management, and New Star Institutional Managers Limited.	Shareholders of the International Equity Fund.

Shareholders of all Funds may consider and vote upon such other business as may properly come before the Meeting or any adjournment(s).

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YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN

FAVOR OF THE PROPOSALS.

Shareholders of record as of the close of business on October 22, 2004 are entitled to vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot.

Please read the enclosed proxy materials and consider the information provided. We encourage you to complete and mail your proxy ballot promptly. No postage is necessary if you mail it in the United States. Alternatively, you may vote by calling the toll-free number printed on your proxy ballot, or via the Internet at www.proxyvote.com. If you have any questions about the proxy materials, or the Proposals, please call your trust officer, investment professional, or Wells Fargo Funds’ Investor Services at 1-800-222-8222.

By Order of the Board of Trustees of Wells Fargo Funds Trust

C. David Messman
Secretary

November     , 2004

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

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PROXY STATEMENT

November     , 2004

WELLS FARGO FUNDS TRUST

525 Market Street

San Francisco, California 94105

1-800-222-8222

WHAT IS THIS DOCUMENT AND WHY WE ARE SENDING IT TO YOU?

This document is a proxy statement, and we refer to this document as the Proxy Statement. It contains the information that shareholders of the Target Funds listed in the Notice of Special Meeting of Shareholders should know before voting on the proposed reorganization, and the information that shareholders of the International Equity Fund should know before voting on the sub-advisory agreements.

Current rules of the Securities and Exchange Commission (“SEC”) do not require us to seek shareholder approval of the proposed reorganization, but the Board of Trustees of Wells Fargo Funds Trust (“Wells Fargo Funds”) has decided to seek shareholder approval to provide shareholders with the opportunity to review the specifics of the Board’s rationale in approving the proposed reorganization.

HOW WILL THE REORGANIZATION WORK?

The Board has approved the reorganization of each Target Fund, which we refer to as the Reorganization. The Reorganization will involve three steps:

•	the transfer of substantially all the assets and liabilities of the Target Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

•	the pro rata distribution of the same class of shares of the Acquiring Fund to the shareholders of record of the Target Fund as of the effective date of the Reorganization in full redemption of all shares of the Target Fund; and

•	the liquidation and termination of the Target Funds.

As a result of the Reorganization, shareholders of each Target Fund will hold shares of the same Class of the corresponding Acquiring Fund. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Target Fund that you held immediately before the Reorganization. If one of the Target Funds does not approve the Reorganization, that Fund will not participate in the Reorganization. In such a case, the Target Fund will continue its operations beyond the date of the Reorganization and the Wells Fargo Funds’ Board of Trustees will consider what further action is appropriate, including liquidating and terminating the Target Fund as a series of Wells Fargo Funds, or considering a different reorganization.

WHAT ARE THE SUB-ADVISORY AGREEMENTS?

The Board has unanimously selected Artisan Partners, L.P. (“Artisan”), LSV Asset Management (“LSV”), and New Star Institutional Managers Limited (“New Star”) (together, the “New Sub-advisers”) to replace Wells Capital Management Incorporated (“WCM”) as sub-advisers to the International Equity Fund (the “Fund”) of Wells Fargo Funds, and approved three separate interim sub-advisory agreements, one each with Artisan, LSV and New Star, on behalf of the Fund (each an “Interim Agreement” and together, the “Interim Agreements”). Effective September 15, 2004, WCM ceased providing sub-advisory services to the Fund and Artisan, LSV, and New Star each assumed the day-to-day investment advisory responsibilities for a one-third portion of the Fund’s assets pursuant to the Interim Agreements.

Under the federal securities laws, shareholders must approve new investment sub-advisory agreements with Artisan, LSV, and New Star (the “Definitive Agreements”) within 150 days from the termination date of the previous sub-advisory agreement with WCM in order for the Fund to continue to receive contractual sub-advisory services from the New Sub-advisers after the end of the interim period. If shareholders approve the Definitive Agreements, the Definitive Agreements will succeed the Interim Agreements in replacing the prior sub-advisory agreement among Wells Fargo Funds, Funds Management and WCM on behalf of the Fund (the “Prior Agreement”). If shareholders do not approve the Definitive Agreements, the Board will consider what further action is appropriate and the New Sub-advisers will continue to manage the Fund’s assets under the terms of the Interim Agreements until the Interim Agreements terminate.

IS ADDITIONAL INFORMATION ABOUT THE FUNDS AND DEFINITIVE AGREEMENTS AVAILABLE?

Yes, additional information about the Funds is available in the:

•	Prospectuses for the Target Funds and for the Acquiring Funds;

•	Annual and Semi-Annual Reports to shareholders of the Target Funds and of the Acquiring Funds; and

•	Statements of Additional Information, or SAIs, for the Target Funds and for the Acquiring Funds.

These documents are on file with the SEC.

There also is an Agreement and Plan of Reorganization (the “Reorganization Plan”) between the Target Funds and the Acquiring Funds that describes the technical details of how the Reorganization will be accomplished. The Reorganization Plan has been filed with the SEC as Exhibit E to this Proxy Statement.

The Definitive Agreements that describe the terms and conditions under which the New Sub-advisers will provide sub-advisory services to the International Equity Fund have also been filed with the SEC as Exhibits F, G, and H to this Proxy Statement.

Copies of all of these documents are available upon request without charge by writing to or calling:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

1-800-222-8222

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington, D.C.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(Wells Fargo Funds Trust)

OTHER IMPORTANT THINGS TO NOTE:

•	An investment in the Wells Fargo Funds is not a deposit of Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the FDIC or any other government agency.

•	You may lose money by investing in the Funds.

PROPOSAL 1:

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

The Board of Wells Fargo Funds called this special shareholder meeting to allow shareholders of each Target Fund to consider and vote on the reorganization of each Target Fund into a corresponding Acquiring Fund, as shown in the table below.

TARGET FUNDS	ACQUIRING FUNDS
Growth Fund Class A Class B Institutional Class	Large Company Growth Fund Class A Class B Institutional Class
Income Fund Class A Class B Institutional Class	Montgomery Total Return Bond Fund Class A Class B Institutional Class
Index Allocation Fund Class A Class B Class C	Asset Allocation Fund Class A Class B Class C
Limited Term Government Income Fund Class A Class B Institutional Class	Montgomery Short Duration Government Bond Fund Class A Class B Institutional Class

Overview

On August 10, 2004, the Board unanimously voted to approve the Reorganization, subject to approval by shareholders of each Target Fund. In the Reorganization, each Target Fund will transfer its assets to its corresponding Acquiring Fund, which will acquire substantially all the assets and assume substantially all the liabilities of the Target Fund. Upon the transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the corresponding Target Fund, which shares will be distributed to shareholders in liquidation of the Target Fund. Any shares you own of a Target Fund at the time of the Reorganization will be cancelled and you will receive shares in the same Class of the corresponding Acquiring Fund having a value equal to the value of your shares of the Target Fund. The Reorganization is expected to be treated as a “reorganization” for U.S. federal income tax purposes, as discussed below under “Material U.S. Federal Income Tax Consequences of the Reorganization.” If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

Reasons for the Reorganization

The Reorganization arises out of Fund Management’s review of the continued viability of various funds of Wells Fargo Funds, and evaluation of whether combining Funds with similar investment objectives, strategies or portfolio securities would better serve shareholders. The Board concluded that participation in the Reorganization is in the best interests of each Target Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

1.	The enhanced viability of the combined Funds due to larger asset size;

2.	The viability of the Target Funds absent approval of the Reorganization;

3.	The comparative performance of the Acquiring Funds into which the Target Funds will be reorganized;

4.	The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Target Funds;

5.	The expected treatment of the Reorganization as a “reorganization” for U.S. federal income tax purposes;

6.	The relative compatibility of the investment objectives and principal investment strategies of the Acquiring Funds with those of the Target Funds; and

7.	The undertaking by Funds Management to pay all expenses connected with the Reorganization so that shareholders of the Target and Acquiring Funds will not bear these expenses.

The Board also concluded that the economic interests of the shareholders of the Target Funds and the Acquiring Funds would not be diluted as a result of the Reorganization because the number of Acquiring Fund shares to be issued to Target Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by Wells Fargo Funds’ Board in approving the Reorganization, see the section entitled “Board Consideration of the Reorganization” in this Proxy Statement.

SUMMARY

The following summary highlights differences between each Target Fund and its corresponding Acquiring Fund. This summary is not complete and does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this Proxy Statement and the Acquiring Fund prospectuses.

Comparison of Current Fees and Pro Forma Fees

The following chart shows current annual fund expense ratios for each Target Fund and Acquiring Fund as a percentage of the Fund’s daily net assets, both before (total) and after (net) expense waivers and reimbursements. The pro forma operating expenses show the anticipated effects, if any, of the Reorganization on both total and net annual fund operating expenses. In every case, the Acquiring Fund will have lower or equal total and net annual fund operating expenses than the corresponding Class of the Target Fund.

TARGET FUND/ SHARE CLASS	TOTAL ANNUAL FUND OPERATING EXPENSES/ NET ANNUAL FUND OPERATING EXPENSES(1)	ACQUIRING FUND/ SHARE CLASS	PRO FORMA - TOTAL ANNUAL FUND OPERATING EXPENSES/ NET ANNUAL FUND OPERATING EXPENSES(1)
Growth Fund		Large Company Growth Fund
Class A Class B Institutional Class	1.45% / 1.25% 2.20% / 2.00% 1.27% / 1.00%	Class A Class B Institutional Class	1.28% / 1.20% 2.03% / 1.95% 1.10% / 0.95%
Income Fund		Montgomery Total Return Bond Fund
Class A Class B Institutional Class	1.07% / 1.00% 1.83% / 1.75% 0.90% / 0.75%	Class A Class B Institutional Class	1.07% / 0.90% 1.82% / 1.65% 0.89% / 0.70%
Index Allocation Fund		Asset Allocation Fund
Class A Class B Class C	1.36% / 1.15% 2.11% / 1.90% 2.11% / 1.90%	Class A Class B Class C	1.23% / 1.15% 1.98% / 1.90% 1.98% / 1.90%
Limited Term Government Income Fund		Montgomery Short Duration Government Bond Fund
Class A Class B Institutional Class	1.08% / 0.95% 1.83% / 1.70% 0.91% / 0.70%	Class A Class B Institutional Class	1.03% / 0.85% 1.78% / 1.60% 0.90% / 0.60%

(1)	Funds Management is contractually obligated to waive fees and/or reimburse expenses to the extent necessary to maintain the net fund operating expenses of the Growth Fund, Large Company Growth Fund, Index Allocation Fund, and Asset Allocation Fund as shown through at least January 31, 2006. Funds Management is contractually obligated to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the net operating expenses of the Income Fund, Montgomery Total Return Bond Fund, Limited Term Government Income Fund, and Montgomery Short Duration Government Bond Fund as shown through at least September 30, 2005. For the Income Fund, Funds Management will waive its advisory fee for the portion of the Fund’s assets invested in the Wells Fargo High Yield Bond Fund and will waive additional fees and/or reimburse additional expenses to the extent necessary to ensure that there will be no increase in the Fund’s net operating expenses. If shareholders of the Strong Blue Chip Fund and/or Strong Advisor Focus Fund approve the reorganization of their respective fund into the Large Company Growth Fund and/or shareholders of the Strong Advisor Bond Fund and/or Strong Corporate Income Fund approve the reorganization of their respective fund into the Montgomery Total Return Bond Fund, the adviser has agreed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratios shown for the Large Company Growth Fund and/or the Montgomery Total Return Bond Fund, respectively.

The net annual operating expenses for the Acquiring Funds renew automatically upon expiration of the contractual commitment period (unless terminated), and net operating expenses may be increased only upon approval of the Board of Trustees of Wells Fargo Funds. See Exhibit A for a breakdown of the specific fees charged to each Acquiring Fund and Target Fund, and more information about expenses.

Comparison of Investment Objectives, Principal Investment Strategies and Policies

Each Target Fund and its corresponding Acquiring Fund pursue similar investment objectives and hold substantially similar securities, except for the limited differences noted below. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of Target Fund portfolio securities that are incompatible with the investment objectives of the Acquiring Funds.

All of the Target Funds and the Acquiring Funds have investment objectives that are classified as non-fundamental, which means that the Board can change them without shareholder approval. Also, the Target and Acquiring Funds have substantially identical “fundamental” investment policies that can only be changed with shareholder approval. Thus, the Reorganization will not result in a change in the Target Fund shareholders’ right to vote to approve changes to the investment objectives or fundamental investment policies of the Fund(s) in which they own shares.

Unlike other Acquiring Funds involved in the Reorganization, the Large Company Growth Fund is a Gateway Feeder Fund that does not invest directly in portfolio securities. Rather, the Fund invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objectives and strategies as the Fund. The Large Company Growth Fund may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

The following charts compare the investment objectives and principal investment strategies of each Target Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds’ investment objectives, strategies and other investment policies can be found at Exhibit B. You also can find additional information about a specific Fund’s investment objective(s), principal investment strategies and investment policies in its prospectus and SAI.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Growth Fund (Target Fund)	Seeks long-term capital appreciation.	The Fund invests at least 80% of its net assets in securities of large-capitalization companies that have market capitalizations of $3 billion or more. The Fund emphasizes investment in companies that have a strong earnings growth trend and above-average prospects for future growth.

•      Both Funds invest at least 80% of their net assets in securities of large-capitalization companies. The Large Company Growth Fund, however, invests substantially all of its assets in a portfolio of the Wells Fargo Master Trust that has the same investment objectives and strategies, while the Growth Fund invests substantially all of its assets directly in a portfolio of securities.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Large Company Growth Fund (Acquiring Fund)	Seeks long-term capital appreciation.	The Fund invests at least 80% of its net assets in securities of large-capitalization companies that have market capitalizations of $3 billion or more and have superior growth potential.

•      The Growth Fund has a policy of investing at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks, whereas the Large Company Growth Fund has no such policy but, as a general matter, invests substantially more than 65% of total assets in equity securities.

•      In addition, the Growth Fund may invest slightly more of its assets in foreign companies (up to 25% of its total assets) than the Large Company Growth Fund (up to 20% of total assets).

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Income Fund (Target Fund)	Seeks current income and total return.	The Fund invests in a broad spectrum of issues, including U.S. Government obligations, mortgage - and other asset-backed securities, and the debt securities of financial institutions, corporations and others. The adviser establishes a target range for the Fund’s average portfolio duration based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is currently about 4-6 years, but is expected to change frequently).

•      The Income Fund has a policy of investing up to 20% of total assets in debt securities that are below investment-grade (i.e., rated BB or lower by Standard & Poors or Ba or lower by Moody’s Investor Services), or are unrated at time of purchase. The Montgomery Total Return Bond, does not have a policy of investing in below investment-grade securities, but may from time to time invest in unrated bonds that are determined by the Fund’s adviser to be comparable to investment-grade debt securities.

•      The Income Fund has a policy of investing up to 50% of total assets in

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Montgomery Total Return Bond Fund (Acquiring Fund)	Seeks total return consisting of income and capital appreciation.	The Fund invests in a broad range of investment-grade debt securities, which include U.S. Government obligations, corporate bonds, mortgage-and other asset-backed securities and money market instruments. Under normal circumstances, the Fund expects to maintain an overall effective duration range between 4 and 5 1/2 years.

mortgage-backed securities, whereas the Montgomery Total Return Bond Fund has no policy limiting its investments in mortgage-backed securities.

•      The Income Fund may invest up to 35% of total assets in other asset-backed securities, whereas the Montgomery Total Return Bond Fund has a policy of investing less of its assets (up to 25%) in asset-backed securities other than mortgage-backed securities.

•      In addition, while the Income Fund and Montgomery Total Return Bond Fund both may invest in debt securities of foreign issuers, the Income Fund can invest in non-dollar-denominated debt securities of foreign issuers, whereas the Montgomery Total Return Bond may only invest in dollar-denominated obligations of foreign issuers.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Index Allocation Fund (Target Fund)	Seeks to earn a high level of total return, consistent with the assumption of reasonable risk.	The Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment. Rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 100% equity securities and no fixed income securities.

•      The investment strategies of the Index Allocation Fund and Asset Allocation Funds are identical, except that the Index Allocation Fund has a “neutral” target allocation of 100% equity securities and no fixed income securities, and the Asset Allocation Fund has a “neutral” target allocation of 60% equity securities and 40% fixed income securities.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Asset Allocation Fund (Acquiring Fund)	Seeks long-term total return, consistent with reasonable risk.	The Fund invests in equity and fixed income securities with an emphasis on equity securities. The Fund does not select individual securities for investment. Rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund seeks to maintain a 95% or better performance correlation with the respective indexes, before fees and expenses, regardless of market conditions. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Limited Term Government Income Fund (Target Fund)	Seeks current income, while preserving capital.	The Fund invests in short- to intermediate-term U.S. Government obligations, although it may invest in securities of any maturity. Under normal circumstances, the Fund expects to maintain a dollar-weighted average maturity between 2 and 5 years. The Fund seeks to preserve capital by shortening average maturity when interest rates are expected to increase, and to increase total return by lengthening maturity when interest rates are expected to fall. The Fund also may invest in mortgage - and other asset-backed securities, including collateralized mortgage obligations.

•      The Limited Term Government Income Fund has a policy of investing up to 65% of its assets in mortgage-backed securities, whereas the Montgomery Short Duration Government Bond Fund has no such policy limiting its investment in mortgage-backed securities.

•      The Limited Term Government Income Fund has a policy of investing up to 10% of its assets in stripped treasury securities, including zero coupon securities, whereas the Montgomery Short Duration Government Bond has a policy of investing up to 10% of its assets in stripped mortgage-backed securities.

FUND	OBJECTIVE(S)	PRINCIPAL STRATEGIES	KEY DIFFERENCES
Montgomery Short Duration Government Bond Fund (Acquiring Fund)	Seeks current income consistent with capital preservation.	The Fund invests in U.S. Government obligations. Generally, the portfolio’s overall effective duration is less than that of a 3-year U.S. Treasury note.

Common and Specific Risk Considerations

Because of the similarities in investment objectives and policies, the Target Funds and the Acquiring Funds are subject to substantially similar investment risks. The following discussion describes the principal risks that may affect the Funds’ portfolios as a whole, and compares the principal risks associated with each Target Fund and its corresponding Acquiring Fund (in bold print). You will find additional descriptions of specific risks for each Fund below and in the prospectus for the particular Target Fund or Acquiring Fund. Each Fund, except the Large Company Growth Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund’s managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

Equity Securities. Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as “undervalued” using a value style approach will perform as expected. Generally, the larger the company is, the less volatile and more liquid its stock.

Debt Securities. Funds that invest in debt securities, such as notes and bonds, are subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of instruments in a Fund’s portfolio, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt instruments held in a Fund, unless the instrument has adjustable or variable rate features, which can reduce interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Foreign Investments. Certain Funds invest in securities of foreign issuers. Investments in such securities are subject to potentially less liquidity and greater price volatility, as well as various additional risks, including those related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts (“ADRs”) and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding and other taxes, trade settlement, custodial, and other operational risks, in addition to the risks described above. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.

High Yield Securities. Certain Funds invest in debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as “junk bonds” or high yield securities). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

Mortgage- and Other Asset-Backed Securities. Certain Funds invest in mortgage- and other asset-backed securities that may not be guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk and extension risk, either of which can reduce the rate of return on a Fund’s portfolio. Asset-backed securities also are subject to risk of default on the underlying assets, particularly during periods of economic downturn.

U.S. Government Obligations. Certain Funds invest in U.S. Government obligations, such as the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks (“FHLBs”). The FNMA guarantees full and timely payment of both interest and principal, while the FHLMC guarantees full and timely payment of interest and ultimate payment of principal. However, FNMA and FHLMC mortgage-backed securities are examples of the types of U.S. Government obligations that are not backed by the full faith and credit of the U.S. Government. The mortgages underlying securities issued by the FNMA or FHLMC are typically conventional residential mortgages that are not insured or guaranteed, but conform to specific underwriting, size and maturity standards. Mortgage-backed securities issued by FHLBs also are not backed by the full faith and credit of the U.S. Government. The U.S. Government does not guarantee the market value or current yield of its obligations. There can be no assurance that the U.S. Government would provide financial support for U.S. Government obligations of agencies or instrumentalities that are not backed by the full faith and credit of the U.S. Government.

Growth Fund/Large Company Growth Fund

Because the Growth Fund follows substantially similar investment policies and restrictions as the Large Company Growth Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with equity securities and foreign investments, as described above. Both Funds are subject to an express limitation on the amount they may invest in foreign securities. Because the Large Company Growth Fund and the Growth Fund may only invest in foreign securities through ADRs and similar investments, neither Fund is subject to the additional risks associated with direct investment in foreign securities. To the extent, however, that the Growth Fund may use options contracts as a “hedge” against fluctuations in the value of the other securities in the Fund’s portfolio or for investment purposes, the Growth Fund is subject to leverage risk (the risk that an investment practice may increase a Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment) and liquidity risk (the risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price). The Large Company Growth Fund is not subject to leverage and liquidity risks associated with the use of options contracts.

Income Fund/Montgomery Total Return Bond Fund

Both Funds are primarily subject to the risks associated with investments in debt securities, foreign investments, and mortgage- and asset-backed securities, as described above. To the extent that the Income Fund however, under normal circumstances, invests up to 20% of total assets in below investment-grade securities or unrated securities and at least 20% of total assets in U.S. Government obligations, the Income Fund is also subject to the risks of investments in high-yield securities and U.S. Government obligations, as described above.

While both Funds may invest in mortgage-backed securities and other asset-backed securities, the Montgomery Total Return Bond Fund invests, under normal circumstances, a smaller percentage of its assets (up to 25%) as compared to the Income Fund (up to 35%) in other asset-backed securities, and therefore, is less exposed to risks associated with these investments than the Income Fund, as described above. The Montgomery Total Return Bond Fund may, however, invest in stripped mortgage-backed securities (up to 10%), which involve greater interest rate risk than mortgage-backed securities with like maturities. The Montgomery Total Return Bond Fund may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, while the Montgomery Total Return Bond Fund may invest a higher percentage of its assets in foreign securities (up to 20%) as compared to the Income Fund (up to 10%), the Montgomery Total Return Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk. The Income Fund may invest in non-dollar-denominated debt securities of foreign issuers.

Index Allocation Fund/Asset Allocation Fund

Because the Index Allocation Fund follows substantially similar investment policies and restrictions as the Asset Allocation Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with equity securities and debt securities, as described above. Because both Funds invest the equity portion of their assets to replicate the S&P 500 Index and the fixed income portion of their assets to replicate the Lehman Brothers 20+ Treasury Index, both Funds are subject to the risk that the performance of their portfolios is dependent on whether those indices rise or fall. However, to the extent that the Index Allocation Fund’s “neutral” target allocation is 100% equity securities and 0% fixed income securities, whereas the Asset Allocation Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities, the Index Allocation Fund is considerably more exposed to equity risk.

Limited Term Government Income Fund/Montgomery Short Duration Government Bond Fund

Both Funds are primarily subject to the risks associated with debt securities, mortgage- and other asset-backed securities, and U.S. Government obligations, as described above. The Montgomery Short Duration Government Bond Fund may, however, invest in stripped mortgage-backed securities (up to 10%), which have greater interest rate risk than mortgage-backed securities with like maturities. The Montgomery Short Duration Government Bond Fund may also invest in reverse repurchase agreements, which involve the risk that the securities sold by the Fund may decline below the repurchase price of the securities. In addition, the Limited Term Government Income Fund may invest up to 10% of total assets in stripped treasury securities, which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities, including zero coupon securities, which generate ordinary income but must be distributed to shareholders even when they generate funds to pay such distributions.

Comparison of Performance History

The information in this section shows you how each Target and Acquiring Fund has performed and illustrates the variability of a Fund’s returns over time. The tables below provide a comparison of average annual total return information for the Funds and their share classes, and includes both before- and after-tax returns for select share classes. Each Fund’s average annual returns for one-, five- and ten-year periods (or since inception of the Fund if shorter) are compared to the performance of an appropriate broad-based index.

For more information, Exhibit C contains a comparison of the annual total return information for each of the last 10 calendar years of the Target Funds and corresponding Acquiring Funds (or since inception of the Fund if shorter).

Please remember that past performance is no guarantee of future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Returns reflect applicable sales charges.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local, or foreign taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares and Institutional Class shares, if applicable. After-tax returns for the Class B and Class C shares will vary. The numbers in bold represent the Acquiring Fund.

For purposes of the average annual total returns tables and Exhibit C only, the Montgomery Total Return Bond Fund Acquiring Fund and the Montgomery Short Duration Government Bond Fund Acquiring Fund will be referred to as the WF Montgomery Total Return Bond Fund and the WF Montgomery Short Duration Government Bond Fund. The WF Montgomery Total Return Bond Fund and the WF Montgomery Short Duration Government Bond Fund were organized as the successor funds to the Montgomery Total Return Bond Fund and the Montgomery Short Duration Government Bond Fund, respectively. The predecessor Montgomery funds were reorganized into the Wells Fargo Funds effective at the close of business on June 6, 2003.

Average Annual Total Returns[1] for the period ended 12/31/03 (Inception Date)	1 Year	5 Years	10 Years OR Since Inception
GROWTH FUND
LARGE COMPANY GROWTH FUND

Class A Returns Before Taxes (8/2/90)	16.07%	(6.26)%	5.71%
Class A Returns After Taxes on Distributions	16.07%	(7.51)%	3.61%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	10.45%	(5.22)%	4.31%
Class A Returns Before Taxes (10/1/98)[3]	19.20%	(3.07)%	10.45%
Class A Returns After Taxes on Distributions	19.20%	(3.21)%	10.09%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	12.48%	(2.58)%	9.21%
Class B Returns Before Taxes (1/1/95)[2]	17.17%	(6.35)%	5.62%
Class B Returns Before Taxes (10/1/98)[3]	20.50%	(2.94)%	10.38%
Institutional Class Returns Before Taxes (9/6/96)[4]	23.41%	(5.00)%	6.42%
Institutional Class Returns After Taxes on Distributions	23.41%	(6.27)%	4.30%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	15.22%	(4.20)%	4.92%
Institutional Class Returns Before Taxes (11/11/94)[5]	26.77%	(1.71)%	11.22%
Institutional Class Returns After Taxes on Distributions	26.77%	(1.85)%	10.86%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	17.40%	(1.44)%	9.94%
S&P 500 Index (reflects no deduction for expenses or taxes)[6]	28.67%	(0.57)%	11.06%

[1]	Returns reflect applicable sales charges.
[2]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’ fees and expenses.
[3]	Performance shown for periods prior to the inception of this Class reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[4]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares, which incepted on August 2, 1990.
[5]	Performance shown for periods prior to the inception of the Institutional Class reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.
[6]	S&P 500 is a registered trademark of Standard & Poor’s.

Average Annual Total Returns[1] for the period ended 12/31/03 (Inception Date)	1 Year	5 Years	10 Years OR Since Inception
INCOME FUND
WF MONTGOMERY TOTAL RETURN BOND FUND

Class A Returns Before Taxes (6/9/87)	(0.09)%	4.09%	5.02%
Class A Returns After Taxes on Distributions	(1.69)%	1.82%	2.55%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.08)%	2.04%	2.68%

Average Annual Total Returns[1] for the period ended 12/31/03 (Inception Date)	1 Year	5 Years	10 Years OR Since Inception
Class A Returns Before Taxes (10/31/01)[2]	(0.32)%	5.84%	6.75%
Class A Returns After Taxes on Distributions	(1.88)%	3.41%	4.07%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.22)%	3.45%	4.08%
Class B Returns Before Taxes (8/5/93)	(1.15)%	3.93%	4.73%
Class B Returns Before Taxes (10/31/01)[2]	(1.62)%	6.13%	7.25%
Institutional Class Returns Before Taxes (8/2/93)	4.89%	5.27%	5.62%
Institutional Class Returns After Taxes on Distributions	3.12%	2.89%	3.09%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.16%	2.99%	3.16%
Institutional Class Returns Before Taxes (11/11/94)[3]	4.64%	6.91%	7.62%
Institutional Class Returns After Taxes on Distributions	2.91%	4.32%	4.83%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	3.00%	4.28%	4.77%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[4]	4.10%	6.62%	6.95%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[5]	4.10%	6.62%	5.57%
LB Aggregate Bond Index (reflects no deduction for expenses or taxes)[6]	4.10%	6.62%	7.52%

[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A and Class B shares reflects the performance of the Class A and Class B shares of the Montgomery Total Return Bond Fund adjusted for applicable sales charges. Performance shown for periods prior to inception of each class reflects the performance of the Montgomery Total Return Bond Fund’s Class R shares, adjusted to reflect the applicable fees and expenses of the respective class. The Montgomery Total Return Bond Fund incepted on June 30, 1997.
[3]	Performance shown for the Institutional Class shares reflects the performance of the Montgomery Total Return Bond Fund’s Class R shares.
[4]	Lehman Brothers Aggregate Bond Index. The Index reflects a 10-year period for the Class A, B and Institutional Class shares of the Income Fund.
[5]	Lehman Brothers Aggregate Bond Index. The Index reflects the life of the Fund for the Class A and B shares of the Montgomery Total Return Bond Fund.
[6]	Lehman Brothers Aggregate Bond Index. The Index reflects the life of the Fund for the Institutional Class shares of the Montgomery Total Return Bond Fund.

Average Annual Total Returns[1] for the period ended 12/31/03 (Inception Date)	1 Year	5 Years	10 Years OR Since Inception
INDEX ALLOCATION FUND
ASSET ALLOCATION FUND

Class A Returns Before Taxes (4/7/88)[2]	20.21%	(2.82)%	7.95%
Class A Returns After Taxes on Distributions	20.11%	(3.53)%	6.11%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	13.12%	(2.49)%	6.03%
Class A Returns Before Taxes (11/13/86)	15.13%	0.57%	8.25%
Class A Returns After Taxes on Distributions	13.83%	(1.39)%	5.72%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	9.78%	(0.32)%	5.87%
Class B Returns Before Taxes (12/15/97)[3]	21.03%	(2.87)%	7.78%
Class B Returns Before Taxes (1/1/95)[4]	16.19%	0.61%	8.16%
Class C Returns Before Taxes (7/1/93)[3]	23.83%	(2.62)%	7.68%
Class C Returns Before Taxes (4/1/98)[5]	18.98%	0.79%	8.05%
S&P 500 Index (reflects no deduction for expenses or taxes)[6]	28.67%	(0.57)%	11.06%
LB 20+ Treasury Index (reflects no deduction for expenses or taxes)[7]	1.80%	6.17%	7.94%

[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Class A shares for the periods prior to December 15, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund (the “Overland Fund”).
[3]	Performance shown for the Class B and Class C shares prior to December 15, 1997 reflects the performance of the Class D shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively. For the periods prior to July 1, 1993, the Class B and Class C share performance reflects the performance of the Class A shares of the Overland Fund adjusted to reflect the Class B and Class C fees and expenses, respectively.
[4]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class A shares adjusted to reflect this Class’ fees and expenses.
[5]	Performance shown for periods prior to the inception of this Class reflects the performance of the Class B shares adjusted to reflect this Class’ fees and expenses.
[6]	S&P 500 is a registered trademark of Standard & Poor’s.
[7]	Lehman Brothers 20+ Treasury Index.

Average Annual Total Returns[1] for the period ended 12/31/03 (Inception Date)	1 Year	5 Years	10 Years OR Since Inception
LIMITED TERM GOVERNMENT INCOME FUND
WF MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Class A Returns Before Taxes (10/27/93)	(3.31)%	3.92%	4.91%
Class A Returns After Taxes on Distributions	(4.16)%	2.08%	2.86%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(2.15)%	2.17%	2.87%
Class A Returns Before Taxes (3/11/96)[2]	(1.14)%	4.45%	5.52%
Class A Returns After Taxes on Distributions	(2.09)%	2.47%	3.26%
Class A Returns After Taxes on Distributions and Sale of Fund Shares	(0.74)%	2.55%	3.27%
Class B Returns Before Taxes (6/15/98)[3]	(4.49)%	3.76%	4.67%
Class B Returns Before Taxes (5/31/02)[2]	(1.89)%	4.75%	5.66%
Institutional Class Returns Before Taxes (9/6/96)[4]	1.57%	5.15%	5.54%
Institutional Class Returns After Taxes on Distributions	0.56%	3.19%	3.42%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	1.01%	3.16%	3.39%
Institutional Class Returns Before Taxes (12/18/92)[5]	2.29%	5.38%	5.88%
Institutional Class Returns After Taxes on Distributions	1.17%	3.28%	3.59%
Institutional Class Returns After Taxes on Distributions and Sale of Fund Shares	1.48%	3.27%	3.57%
LB 1-5 Year U.S. Government Index (reflects no deduction for fees, expenses or taxes)[6]	2.16%	5.86%	6.01%
LB Intermediate U.S. Gov’t/Credit Index[7]	4.31%	6.65%	6.62%
LB 1-3 Year Gov’t Bond Index (reflects no deduction for expenses or taxes)[8]	2.01%	5.51%	5.73%

[1]	Returns reflect applicable sales charges.
[2]	Performance shown for the Fund’s Class A and Class B shares reflects the performance of the Class A and Class B shares of the Montgomery Short Duration Government Bond adjusted for applicable sales charges. Performance shown for periods prior to the inception of each Class reflects the performance of the Montgomery Short Duration Government Bond Fund’s Class R shares, adjusted for applicable fees and expenses of the respective Class. The Montgomery Short Duration Government Bond Fund incepted on December 18, 1992.
[3]	Performance shown for periods prior to the inception of this Class reflects performance of the Class A shares adjusted to reflect this Class’ fees and expenses.
[4]	Performance shown for periods prior to the inception of the Institutional Class shares reflects the performance of the Class A shares adjusted to reflect the Institutional Class’ fees and expenses. The Class A shares commenced operations on October 27, 1993.
[5]	Performance shown for the Institutional Class shares reflects the performance of the Montgomery Short Duration Government Bond Fund’s Class R shares.
[6]	Lehman Brothers 1-5 Year U.S. Government Index. The Limited Term Government Income Fund has selected the Lehman Brothers 1-5 Year U.S. Government Index to replace the Lehman Brothers Intermediate U.S. Government/Credit Index because the former is more representative of the Fund’s holdings.
[7]	Lehman Brothers Intermediate U.S. Government/Credit Index.
[8]	Lehman Brothers 1-3 Year Government Bond Index. This Index is used by the Montgomery Short Duration Government Bond Fund.

Comparison of Account Features and Services

The distribution arrangements, pricing policies, class structure, purchase, redemption and exchange policies, redemption fees, and distribution policies of the Target Funds and Acquiring Funds are identical and thus will not change if the Reorganization is approved.

The Funds’ prospectuses and SAIs contain more detailed discussions of account features and services.

Comparison of Investment Advisers and Investment Advisory Fees

Funds Management, a registered investment adviser, serves as the investment adviser for both the Target Funds and Acquiring Funds. Thus there will be no change in investment adviser if the Reorganization is approved. The Target Funds and Acquiring Funds also share the same investment sub-adviser, WCM, except for the Large Company Growth Fund. Peregrine Capital Management, Inc. (“Peregrine”), a wholly-owned subsidiary of Wells Fargo & Company, located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Portfolio, the master portfolio in which the Large Company Growth Fund invests. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) plans, foundations and endowments. As of September 30, 2004, Peregrine managed approximately $12.8 billion in assets. Accordingly, if the Growth Fund shareholders approve the Reorganization, they will, in effect, be approving Peregrine as their investment sub-adviser.

The following chart highlights the annual contractual rate of investment advisory fees payable by each Target Fund and Acquiring Fund as a percentage of the Funds’ average daily net assets.

TARGET FUND/ACQUIRING FUND	ADVISORY FEE (CONTRACTUAL)
Growth Fund	0.75 0.70 0.65 0.625 0.60	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Large Company Growth Fund	0.75 0.70 0.65 0.625 0.60	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Income Fund	0.45 0.40 0.35 0.325 0.30	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

TARGET FUND/ACQUIRING FUND	ADVISORY FEE (CONTRACTUAL)
Montgomery Total Return Bond Fund	0.45 0.40 0.35 0.325 0.30	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Index Allocation Fund	0.65 0.60 0.55 0.525 0.50	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Asset Allocation Fund	0.65 0.60 0.55 0.525 0.50	% % % % %	$0 - $499 million $500 million - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Limited Term Government Income Fund	0.45 0.40 0.35 0.325 0.30	% % % % %	$0 - $499 million $500 - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Montgomery Short Duration Government Bond Fund	0.45 0.40 0.35 0.325 0.30	% % % % %	$0 - $499 million $500 - $999 million $1 billion - $2.99 billion $3 billion - $4.99 billion $5 billion and above

Terms of the Reorganization

At the effective time of the Reorganization, each Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Target Fund in exchange for shares of equal value of such Acquiring Fund. The Reorganization is governed by the Reorganization Plan.

Each Acquiring Fund, for each share class, will issue the number of full and fractional shares determined by dividing the net value of all the assets of each respective Target Fund class by the net asset value of one share of the Acquiring Fund class. Based on this calculation, Wells Fargo Funds will issue shares of each Acquiring Fund class with an aggregate net asset value equal to that of the corresponding Target Fund class. Because the Large Company Growth Fund is a gateway feeder fund that invests all of its assets in a master portfolio of Wells Fargo Master Trust, the Reorganization contemplates that the Large Company Growth Fund will transfer its assets to the master portfolio as an in-kind contribution in exchange for interests in the master portfolio.

The Reorganization Plan, attached as Exhibit E, provides the time for and method of determining the net value of the Target Funds’ assets and the net asset value of a share of the Acquiring Funds. To determine the valuation of the assets transferred by each Target Fund and the number of shares of each Acquiring Fund to be transferred, the parties will use the standard valuation methods used by the Acquiring Funds in determining daily net asset values, which are identical to the methods used by the Target Funds. The valuation will be done immediately prior to the closing of the Reorganization, which is expected to occur on or about April 8, 2005, and will be done at the time of day the Target Funds and Acquiring Funds ordinarily calculate their net asset values.

Each Target Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Target Fund will be credited with shares of the same Class of the corresponding Acquiring Fund equal in value to the Target Fund shares that the shareholders hold of record at the effective time of the Reorganization. Each shareholder will also have the right to receive any unpaid distributions that Wells Fargo Funds declared with respect to the shareholder’s Target Fund shares before the effective time of the Reorganization. At that time or as soon as reasonably practical after the effective time of the Reorganization, Wells Fargo Funds will dissolve and liquidate each Target Fund, and terminate each Target Fund as a series of Wells Fargo Funds in accordance with applicable law and its Declaration of Trust.

A majority of the Board may terminate the Reorganization Plan on behalf of a Target or Acquiring Fund under certain circumstances. Completion of the Reorganization is subject to numerous conditions set forth in the Reorganization Plan. An important condition to closing is that Wells Fargo Funds receives a tax opinion that concludes that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization generally will not be taxable for such purposes to the Target Funds, the Acquiring Funds or the Target Funds’ shareholders. Another condition is that each Target Fund makes all of its previously undistributed taxable income and capital gains distributions to its shareholders immediately before the closing of the Reorganization. Other material conditions include the receipt of legal opinions regarding the Target and Acquiring Funds and the Reorganization. The closing is also conditioned upon both the Target Funds and Acquiring Funds receiving the necessary documents to transfer the assets and liabilities of each Target Fund to its corresponding Acquiring Fund, and to transfer the Acquiring Fund shares back to its corresponding Target Fund in exchange for the assets received.

Board Consideration of the Reorganization

Common Considerations

The Board considered the Reorganization of the Target Funds into the Acquiring Funds at its regular quarterly meeting held on August 10, 2004. Funds Management provided materials on the Reorganization to the Board. Those materials included information on the investment objectives and the strategies of the Target Funds and the Acquiring Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Target Fund shareholders from the Reorganization. After discussing and considering these materials, the Board unanimously approved the Reorganization Plan and determined that the Reorganization of the Target Funds into the Acquiring Funds would be in the best interests of each Target Fund and its shareholders. The Board further determined that the interests of existing shareholders of each Fund would not be diluted as a result of the Reorganization. Consequently, the Board unanimously recommends that Target Fund shareholders vote to approve the Reorganization for the following reasons:

* ENHANCED VIABILITY

The combined Funds are expected to be more viable because Wells Fargo Funds will be able to concentrate its marketing efforts on the combined Funds, rather than similar but separate Funds in each case. The Target Funds generally have been experiencing net redemptions or flat asset growth while the Acquiring Funds have been experiencing net subscriptions, providing a further indication of their greater viability.

* PORTFOLIO MANAGEMENT

The Reorganization also should permit the combined Funds to diversify more broadly and take advantage of the greater purchasing power that is derived from the inclusion of additional assets. Other potential portfolio management benefits from a larger asset base include reduced trading costs, greater purchasing power and more efficient cash management.

* STREAMLINED PRODUCT LINE

The Reorganization will streamline Wells Fargo Funds by combining Funds with common or similar investment objectives, strategies or portfolio securities. By reorganizing the Target Funds, Wells Fargo Funds is able to take steps towards eliminating duplicative costs and improving potential shareholder returns. The elimination of duplicative costs and the spreading of certain costs across a larger asset base also can lead to reductions in net operating expense ratios.

* COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed in the section entitled “Comparison of Investment Objectives, Principal Investment Strategies and Policies,” each Acquiring Fund and corresponding Target Fund have compatible investment objectives and strategies. As a result, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. The Reorganization also is not expected to significantly alter the risk/potential return profile of any shareholder’s investment.

* COMPARATIVE PERFORMANCE

Also, in each reorganization, the Acquiring Fund, except for the recent performance of the Asset Allocation Fund, has better performance over most measurement periods than the corresponding Target Fund. Although the Index Allocation Fund has better performance for the 1-year period than the Asset Allocation Fund, the Board took into consideration the fact that the intermediate- and longer-term performance for the Asset Allocation Fund was better than that of the Index Allocation Fund. The Board also considered that the total annual fund operating expenses for the Asset Allocation Fund are lower than that of the Index Allocation Fund. The Board also took into consideration Funds Management’s report that the Index Allocation Fund’s “neutral” target allocation is 100% equity securities and no fixed income securities, whereas the Asset Allocation Fund’s “neutral” target allocation is more balanced at 60% equity securities and 40% fixed income securities and thereby has a lower risk profile than the Index Allocation Fund.

* TOTAL AND NET OPERATING EXPENSES OF THE FUNDS

The Board also considered the total and net annual fund operating expenses for each Target Fund and corresponding Acquiring Fund. For each reorganization, the Acquiring Fund class will have a lower or equal total and net operating expense ratio than the corresponding class of the Target Fund. Thus, shareholders will pay the same or lower fees as a result of the Reorganization.

* EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that the Reorganization will be treated as a “reorganization” for U.S. federal income tax purposes. Prior to the Reorganization, if you as a Target Fund shareholder were to redeem your investment in the Target Fund and invest the proceeds in another fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that, for such purposes: (1) you will not recognize a taxable gain or a loss on the exchange of your Target Fund shares for shares of the same Class of the corresponding Acquiring Fund; (2) you will have the same aggregate tax basis in your Acquiring Fund shares as you had in your Target Fund shares; and (3) assuming that you hold your Target Fund shares as a capital asset, the same holding period for your Acquiring Fund shares will include the period for which you held your Target Fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

* EXPENSES OF THE REORGANIZATION

Funds Management has agreed to bear all of the costs of preparing, printing, and mailing the Proxy Statement and related solicitation expenses for the approval of the Reorganization, so shareholders of the Target Funds and Acquiring Funds will not bear these costs.

Specific Considerations

The Board also considered certain factors specific to each Fund in concluding that the proposed Reorganization is in the best interests of each Target Fund’s shareholders. Some of the specific key factors that the Board considered for each reorganization are detailed below.

Growth Fund/Large Company Growth Fund

In approving this reorganization, the Board considered the duplicative nature of maintaining two Funds that invest primarily in large-capitalization companies of $3 billion market capitalizations or more that have superior growth potential. The Board considered the comparatively smaller size of the Growth Fund (approximately $179 million), its persistent net redemptions for the past several years, and continued decrease in the Fund’s net assets resulting from Fund operations, and the Large Company Growth Fund’s larger size (approximately $2.8 billion), growing net assets, and consistently better short-term and long-term performance across all share classes as compared with the Target Fund. The Board also considered the fact that the net operating expense ratio for the Large Company Growth Fund is 0.05% lower across all share classes than for the Growth Fund. Finally, the Board considered the fact that Funds Management has agreed to maintain the net operating expense ratio of the Large Company Growth Fund through at least January 31, 2006 if the Reorganization occurs. After this time, the net operating expense ratio of this Fund could be increased only with the approval of the Board.

Income Fund/Montgomery Total Return Bond Fund

In approving this reorganization, the Board considered the continued decrease of the Income Fund’s net assets, the Fund’s persistent net redemptions for the past several years and the Montgomery Total Return Bond Fund’s continued growth in net assets, and better intermediate- and long-term performance across all share classes as compared with the Target Fund. Although the Board recognized that the Income Fund has slightly better performance than the Montgomery Total Return Bond for the last year, the Board also considered the fact that the net operating expense ratio for the Montgomery Total Return Bond Fund was 0.10% lower for the Class A and Class B shares, and 0.05% lower for the Institutional Class shares than for the Income Fund, and that the lower net operating expense ratios for the Montgomery Total Return Bond Fund would offset the slightly higher recent returns for the Income Fund. Finally, the Board considered the fact that Funds Management has agreed to maintain the net operating expense ratio of the Montgomery Total Return Bond Fund through at least September 30, 2005 if the Reorganization occurs. After this time, the net operating expense ratio of this Fund could be raised only with the approval of the Board.

Index Allocation Fund/Asset Allocation Fund

In approving this reorganization, the Board considered the duplicative nature of maintaining two Funds that track the same two benchmark indices. Although the Funds have different neutral target allocations (the Target Fund has a target allocation of 100% equity securities and the Acquiring Fund has a target allocation of 60% equity securities and 40% fixed income securities), the Board considered the Asset Allocation Fund’s slightly lower risk profile because of its more balanced target allocation between both equity and fixed income securities. The Board also considered the small size of the Index Allocation Fund (approximately $83 million), and the larger size of the Asset Allocation Fund (approximately $1.2 billion), but recognized that the Index Allocation Fund has better recent (1 year) performance. The Board noted that the Asset Allocation Fund, however, had comparable or better performance than the Index Allocation Fund over the intermediate- and longer-term. The Board further considered the fact that the Asset Allocation Fund has the same net operating expense ratios as the Index Allocation Fund, and that Funds Management has agreed to maintain the net operating expense ratio for the Asset Allocation Fund through at least January 31, 2006 if the Reorganization occurs. After that time, the net operating expense ratio of this Fund could be raised only with the approval of the Board.

Limited Term Government Income Fund/Montgomery Short Duration Government Bond Fund

In approving this reorganization, the Board considered the Limited Term Government Income Fund’s decrease in assets resulting from Fund operations and its net redemptions over the past few years, and that the Montgomery Short Duration Government Bond Fund has better recent (1 year), intermediate- and long-term performance than the Limited Term Government Income Fund across all share classes. The Board also considered the smaller size of the Limited Term Government Income Fund (approximately $203 million) and the larger size of the Montgomery Short Duration Government Bond Fund (approximately $523 million). The Board further considered the fact that the net operating expense ratio for all share classes of the Montgomery Short Duration Government Bond Fund is 0.10% lower than for the corresponding share classes of the Limited Term Government Income Fund. Finally, the Board considered the shareholder benefits of Funds Management’s agreement to maintain this net operating expense ratio until at least September 30, 2005 if the Reorganization occurs. After that time, the net operating expense ratio of this Fund could be increased only with the approval of the Board.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following discussion summarizes the material federal income tax consequences of the Reorganization that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Wells Fargo Funds has not requested nor will it request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

Qualification of the Reorganization as a “Reorganization” under the Internal Revenue Code

The obligation of Wells Fargo Funds, on behalf of the Target Funds and the Acquiring Funds, to consummate the Reorganization is conditioned upon the receipt of an opinion of Morrison & Foerster LLP generally to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Target Fund. Assuming that the Reorganization so qualifies, for U.S. federal income tax purposes, generally:

*	Neither an Acquiring Fund nor its corresponding Target Fund will recognize any gain or loss as a result of the Reorganization.

*	A Target Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder’s Target Fund shares pursuant to the Reorganization.

*	A Target Fund shareholder’s aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in Target Fund shares held immediately before the Reorganization.

*	A Target Fund shareholder’s holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Target Fund shares.

*	An Acquiring Fund’s tax basis in a Target Fund’s assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund’s holding period of such assets will include the period during which the Target Fund held such assets.

The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Wells Fargo Funds, on behalf of the Target Funds and the Acquiring Funds, including representations in certificates of Wells Fargo Funds. The Wells Fargo Funds’ certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Target Fund’s assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Target Fund. This limitation may cause a portfolio security of a Target Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

Utilization of Loss Carryforwards and Unrealized Losses

U.S. federal income tax law permits a regulated investment company, such as a Target Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Target Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Target Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Target Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Target Fund generally will equal the product of the net asset value of the Target Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” published by the Internal Revenue Service, in effect at such time. As of the date of this Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Target Fund’s loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Target Fund’s losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of a Target Fund’s losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Target Fund, the tax benefit resulting from those losses will be shared by both the Target Fund and Acquiring Fund shareholders following the Reorganization. Therefore, a Target Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of a Target Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Target Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Target Funds.

As of September 30, 2003 and September 30, 2004, respectively, for U.S. federal income tax purposes, the Growth Fund had capital loss carryforwards of approximately $77,606,560 and no net unrealized capital losses, the Income Fund had capital loss carryforwards of approximately $21,081,122 and no net unrealized capital losses, the Index Allocation Fund had capital loss carryforwards of approximately $4,259,192 and no net unrealized capital losses, and the Limited Term Government Income Fund had capital loss carryforwards of approximately $7,365,738 and no net unrealized capital losses.

The Target Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. An Acquiring Fund’s ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to a pre-existing Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the Montgomery Total Return Bond Fund and the Montgomery Short Duration Government Bond Fund. As of September 30, 2003, and September 30, 2004, respectively, for U.S. federal income tax purposes, the Montgomery Total Return Bond Fund had capital loss carryforwards of approximately $645,242 and no net unrealized capital losses, and the Montgomery Short Duration Government Bond Fund had capital loss carryforwards of approximately $1,147,920 and no net unrealized capital losses.

Even if the Reorganization does not result in the limitation on the use of an Acquiring Fund’s losses, prior or future transactions involving an Acquiring Fund may cause such limitations to apply.

Status as a Regulated Investment Company

Since its formation, each of the Acquiring Funds and each of the Target Funds believes it has qualified as a separate “regulated investment company” under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Target Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

Distribution of Income and Gains

Prior to the Reorganization, each Target Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. A Target Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

U.S. Federal Income Taxation of an Investment in an Acquiring Fund

The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund’s net investment income and realized capital gains, if any. Distributions from an Acquiring Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from an Acquiring Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund’s long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund’s sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a “reorganization” for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Target Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Target Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be paid by Funds Management.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU

VOTE IN FAVOR OF THIS PROPOSAL.

PROPOSAL 2:

APPROVAL OF THE DEFINITIVE AGREEMENTS

WITH ARTISAN, LSV, AND NEW STAR

Summary

At an in-person meeting held on August 10, 2004, the Board of Trustees of Wells Fargo Funds unanimously selected Artisan, LSV and New Star to replace WCM as sub-advisers to the International Equity Fund of Wells Fargo Funds (the “Fund”), and approved three separate Definitive Agreements, one each with Artisan, LSV and New Star, on behalf of the Fund, and three separate Interim Agreements with Artisan, LSV, and New Star, to provide continuous sub-advisory services to the Fund during the interim period before the Definitive Agreements are approved by Fund shareholders. Effective September 15, 2004, WCM ceased providing sub-advisory services to the Fund and Artisan, LSV, and New Star each assumed the day-to-day investment advisory responsibilities for a one-third portion of the Fund’s assets pursuant to the Interim Agreements. The Board’s decisions were based primarily on its findings that, individually and collectively, the investment styles and strategies of Artisan, LSV and New Star offered the potential for better investment results than the investment strategies that were being used by WCM. In deciding to replace WCM with Artisan, LSV, and New Star, the Board compared various features of the investment styles and strategies of each sub-adviser as well as the historical investment results of the Fund with those of other funds and accounts managed by Artisan, LSV, and New Star using their investment styles and strategies. The Board also found that the investment styles and strategies of Artisan, LSV and New Star compared favorably in terms of historical investment risks (measured by volatility) and expected transaction costs and tax efficiency.

Funds Management will continue to serve as the Fund’s primary investment adviser. In a situation such as this, where a change in sub-advisers has occurred before shareholders have had the opportunity to approve a new investment sub-advisory agreement, Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”) allows a mutual fund’s board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. Shareholders must approve a new investment sub-advisory agreement within a specified period of time in order for the fund to continue to receive contractual sub-advisory services from that investment sub-adviser after the end of the interim period, which can be no longer than 150 days from the termination date of the previous sub-advisory agreement. Accordingly, Artisan, LSV and New Star are permitted to continue to serve as investment sub-advisers to the Fund until February 10, 2005, by which time Fund shareholders will have to approve the Definitive Agreements.

Accordingly, the Board, on behalf of the Fund, seeks shareholder approval of the following Definitive Agreements: (1) the sub-advisory agreement among Wells Fargo Funds, Funds Management and Artisan; (2) the sub-advisory agreement among Wells Fargo Funds, Funds Management and LSV; and (3) the sub-advisory agreement among Wells Fargo Funds, Funds Management and New Star on behalf of the Fund. The Definitive Agreements will succeed the Interim Agreements in replacing the Prior Agreement among Wells Fargo Funds, Funds Management and WCM on behalf of the Fund.

Terms of the Prior Agreement

The term of the Prior Agreement commenced November 8, 1999. The Board, including a majority of the “non-interested” Trustees as defined in the 1940 Act, last approved the Prior Agreement, as amended, on August 5, 2003. Under the Prior Agreement, Funds Management paid WCM a sub-advisory fee based on the Fund’s average daily net asset value, computed and paid monthly, at the following rates:

International Equity Fund – Wells Fargo Funds

Sub-Adviser	Sub-Advisory Fee
WCM	$ >$	0-200M 200M	0.35 0.25	% %

For the Fund’s most recent fiscal year ended September 30, 2003, WCM received an aggregate amount of $1,269,299.65 in sub-advisory fees for rendering sub-advisory services to the Fund under the Prior Agreement. During the same period, no commissions on portfolio transactions were paid to any affiliated brokers. The Prior Agreement was terminated on September 15, 2004 for the reasons described below in “Board Consideration and Approval of the Interim Agreements and Definitive Agreements” and, effective September 15, 2004, Artisan, LSV, and New Star each assumed day-to-day investment advisory responsibilities for the Fund.

Terms of the Interim Agreements

Under each Interim Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Fund shall bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Agreement. Each Interim Agreement became effective with respect to the Fund after it was approved in accordance with the requirements of the 1940 Act and executed by the Fund. Each Interim Agreement will continue in effect for no longer than 150 days following the date on which the Prior Agreement had terminated.

Information about Artisan, LSV, and New Star

Artisan was founded in 1995 and is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202. LSV was founded in 1994 with its principal place of business located at One North Wacker Drive, Suite 4000, Chicago, IL 60606. New Star is a wholly-owned investment adviser subsidiary of New Star Asset Management Group. New Star is a corporation organized under the laws of England and Wales, with its principal place of business at 1 Knightsbridge Green, London, SW1X 7NE.

The owners and principal executive officers of Artisan, LSV, and New Star are listed below. Unless otherwise indicated, the address for each is the address of the applicable sub-adviser above. No officers or trustees of Funds Trust are officers, directors, employees, shareholders or general partners of Artisan, LSV, or New Star. No officers or trustees of Funds Trust have any material interest in Artisan, LSV, or New Star, or in any material transaction in which Artisan, LSV, New Star, or an affiliate is a party.

ARTISAN

Name and Address	Position at Artisan	Principal Occupation(s)
Andrew A. Ziegler	President and Treasurer	Same as position at Artisan

Carlene M. Ziegler	Vice President	Same as position at Artisan

Lawrence A. Totsky	Chief Financial Officer	Same as position at Artisan

Janet D. Olsen	Vice President and Secretary	Same as position at Artisan
LSV
Name and Address	Position at LSV	Principal Occupation(s)
Josef Lakonishok	Chief Executive Officer	Same as position at LSV

Robert Vishny	Partner	Same as position at LSV

Christopher LaCroix	Managing Director	Same as position at LSV

Menno Vermeulen	Partner	Same as position at LSV

Tremaine Atkinson	Chief Operating Officer	Same as position at LSV

NEW STAR
Name and Address	Position at New Star	Principal Occupation(s)
Deborah J. Weekes	Director and Head of Finance	Same as position at New Star

Rupert Ruvigny	Director and Chief Operating Officer	Same as position at New Star

Howard Covington	Director and Chief Executive Officer	Same as position at New Star

Christie B. Sanders	Director and Fixed Income Fund Manager	Same as position at New Star

Mark S. Beale	Director and Co-Head Institutional	Same as position at New Star

Richard D. Lewis	Director and Co-Head Institutional	Same as position at New Star

Keith C. Brown	Director and Head of Business Development	Same as position at New Star

Anna E. Kirk	Director and Head of Fund Administration	Same as position at New Star

John L. Duffield	Chairman	Same as position at New Star

New Star Institutional Managers Holdings Limited 1 Knightsbridge Green London, SW1X 7NE	Direct Parent Company Controlling Owner	N/A

New Star Asset Management Group Limited 1 Knightsbridge Green London, SW1X 7NE	Ultimate Parent Company Controlling Owner	N/A

The chart below lists certain required information about funds with similar investment objectives as the Fund that are advised or sub-advised by Artisan, LSV, and New Star.

ARTISAN

Name of Fund	Asset Size(1) (in millions)	Relationship/Annual Fee(2)				Waivers/ Reimbursements
Artisan International Fund	$9,669.84	Adviser	$0 - $500M $500M - $750M $750M - $1B > $1B	1.00% 0.975% 0.950% 0.925%		None
Masters Select International Fund	$166.99	Sub-adviser		0.50%		None
Hirtle Callaghan Trust International Equity Portfolio	$286.38	Sub-adviser		0.00%- 0.80%	(3)	None
Schwab International MarketMasters Fund	$123.14	Sub-adviser	$0 - $100M > $100M	0.75% 0.70%		None
Vantagepoint International Fund	$262.76	Sub-adviser		0.70%		None

(1)	Total assets as of September 30, 2004.
(2)	The annual advisory and sub-advisory fees are expressed as a percentage of the average daily net asset value of the fund. Where the Fund’s adviser has implemented a breakpoint schedule for the Fund’s management fees, such fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets, as indicated above.
(3)	The sub-advisory fee varies with under- or over-performance as compared to a benchmark index.

LSV

Name of Fund	Asset Size (in millions)	Relationship/Annual Fee	Waivers/ Reimbursements
N/A

NEW STAR

Name of Fund	Asset Size(1) (in millions)		Relationship/Annual Fee(2)			Waivers/ Reimbursements
Frontegra New Star International Equity Fund		$12.0	Sub-adviser	$0-100M >$100M	0.33% 50% of net advisory fee	None

(1)	Total assets as of June 30, 2004.
(2)	The annual sub-advisory fee is expressed as a percentage of the average daily net asset value of the fund. The Fund’s investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Fund will decline as the Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets, as indicated above.

Terms of the Definitive Agreements

The terms of the Definitive Agreements are generally the same as those of the Interim Agreements, with specific differences described below. Under the specific terms of the Definitive Agreements, Artisan, LSV, and New Star would each be responsible, subject to oversight by Funds Management, as the Fund’s primary investment adviser, and by the Board of Trustees of Wells Fargo Funds, for managing the investment and reinvestment of a one-third portion of the Fund’s assets in a manner consistent with the Fund’s investment objectives, policies and restrictions, and applicable federal and state law. As such, Artisan, LSV, and New Star each would have full discretion and be authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets for its respective portion of the Fund’s assets.

For providing these services under the Interim Agreements, Artisan, LSV, and New Star are compensated at the same fee rates previously paid to WCM, as described in the table under “Terms of the Prior Agreement” above. These interim fees are lower than Artisan’s, LSV’s, and New Star’s ongoing sub-advisory fees under the Definitive Agreements, which are shown in the table below. Upon shareholder approval of the Definitive Agreements, Artisan, LSV, and New Star will each be entitled to receive from Funds Management (not from the Fund) a one-time, initial up-front payment equal to the difference between the sub-adviser’s ongoing fee under the respective Definitive Agreement and the lower fee paid to it during the interim period, in addition to the sub-adviser’s ongoing sub-advisory fee pursuant to the Definitive Agreement. Because this one-time payment and the ongoing fees are paid by Funds Management out of its advisory fee, they will not affect the fees that Fund shareholders pay.

For providing ongoing services under the Definitive Agreements, Artisan, LSV, and New Star each would be entitled to receive ongoing sub-advisory fees based on the Fund’s average daily net asset value, computed and paid monthly, at the rates in the chart below. Funds Management would be solely responsible for paying these fees as well as the one-time fees.

International Equity Fund – Wells Fargo Funds

Sub-Adviser	Sub-Advisory Fee
Artisan	All asset levels	0.70%
LSV	$ 0-150M $ 150M-500M $ 500M-700M $ 750M-1B > $1B	0.35 0.40 0.35 0.325 0.30	% % % % %
New Star	$ 0-50M $ 50M- 550M > $ 550M	0.35 0.29 0.20	% % %

The proposed sub-advisory fees and asset breakpoint levels are higher under the Definitive Agreements than under the Prior Agreement, but because Artisan, LSV, and New Star are paid only out of the advisory fees from Funds Management, the increase will not affect the fees that Fund shareholders pay.

Under the Definitive Agreements, Artisan, LSV, and New Star also each would be responsible for providing services related to the continuous investment program for the Fund, such as creating and maintaining records relating to portfolio transactions and the placing and allocation of brokerage orders. The Definitive Agreements also require Artisan, LSV, and New Star to report to the Board each calendar quarter regarding the investment performance of the Fund, important developments that will affect Funds Trust, the Fund or themselves, and any other information that they believe is appropriate. In addition, the Definitive Agreements require that Artisan, LSV, and New Star furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund on its own initiative or upon request by the Board or Funds Management.

The Definitive Agreements also specify that Artisan’s, LSV’s, and New Star’s primary consideration in effecting a security transaction will be to obtain for the Fund the best price and execution available under the circumstances. As such, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the applicable sub-adviser determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Accordingly, in compliance with the federal securities laws and subject to any policies determined by the Board, Artisan, LSV, or New Star may cause the Fund to pay a broker who provides certain research and brokerage services to them an amount of commission for effecting a portfolio investment transaction that exceeds the amount of commission that another broker or dealer would have charged, in recognition of the brokerage and research services furnished. Provided the investment objective of the Fund is satisfied, the Definitive Agreements also provide that Artisan, LSV, or New Star may aggregate sales and purchase orders of securities held in the Fund with those of other portfolios that Artisan, LSV, or New Star manage if, in the applicable sub-adviser’s reasonable judgment, that aggregation will result in an overall economic benefit to the Fund and the sub-adviser complies with all applicable SEC pronouncements and interpretations regarding the aggregation of trades. Artisan, LSV, or New Star may from time to time employ or sub-contract certain persons as appropriate or necessary to assist in the execution of their duties at their expense, so long as such persons do not relieve Artisan, LSV, or New Star of their responsibilities or liabilities under the Definitive Agreements.

Artisan, LSV, and New Star will pay their own expenses for services to be provided by them under the Definitive Agreements, as well as reasonable out-of-pocket costs incurred by Funds Management or Funds Trust for amending the Trust’s registration statement or supplementing the Fund’s prospectus solely to reflect a change in the personnel of a sub-adviser; or to obtain shareholder approval of a new sub-advisory agreement because of a “change in control” (as defined in Section 2(a)(9) of the 1940 Act) of a sub-adviser. Except for expenses assumed by Artisan, LSV, and New Star, the Fund is responsible for all of the ordinary business expenses incurred in its operations, including, but not limited to: brokerage commissions; taxes; legal, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer agent and shareholder service agent costs; expense of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to Board and shareholder meetings; the fees and other expenses incurred by the Fund in connection with membership in investment company organizations; and the cost of printing and distributing prospectuses, reports, notices and other materials to the Fund’s shareholders.

In carrying out their obligations under the Definitive Agreements, Artisan, LSV, and New Star will be obligated to comply with investment guidelines, policies and restrictions established by the Board that have been communicated in writing to them; all applicable provisions of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”) and any rules and regulations adopted by the SEC thereunder; the registration statement of Wells Fargo Funds as it may be amended from time to time; the Declaration of Trust of Wells Fargo Funds, as it may be amended from time to time; the provisions of the Internal Revenue Code; and, any other applicable provisions of state or federal law. Under the terms of the Definitive Agreements, Artisan, LSV, and New Star are obligated to notify Funds Management promptly if they violate any of the above.

If approved by shareholders of the Fund, the Definitive Agreements will continue in effect for two years (unless terminated earlier) from the date of shareholder approval, provided that the continuance of the Definitive Agreements is approved annually by vote of the Board or by a vote of a majority of the Fund’s outstanding voting securities. The Definitive Agreements may be terminated at any time without penalty by vote of the Board, vote of a majority of the Fund’s outstanding voting securities, or by Funds Management or a sub-adviser upon 60 days written notice to the other party. Consistent with the federal securities laws, the Definitive Agreements also would terminate upon any “assignment” (as defined in the 1940 Act). If shareholders do not approve the Definitive Agreements, the Board will consider what further action is appropriate and Artisan, LSV, and New Star will continue to manage the Fund’s assets in accordance with the terms of the Interim Agreements until the Interim Agreements terminate.

Board Consideration and Approval of the Interim Agreements and Definitive Agreements

At its August 10, 2004 regular Board meeting, the Board received detailed information and a presentation concerning Artisan’s, LSV’s, and New Star’s experience, personnel, investment processes and strategies, performance history, and the similarities and differences between the Prior Agreement and WCM’s style of management and the Interim and Definitive Agreements and proposed styles of international equity management by Artisan, LSV, and New Star. The Board also was advised of and received materials regarding the standards applicable under the 1940 Act in determining whether to approve the Definitive Agreements.

The Trustees believe that managing the Fund’s assets with multiple managers, each with a distinct yet complementary investment style, may result in better performance and more stable returns for the Fund over time. It is expected that the multi-manager approach may lead to less volatility in the Fund’s performance by offering diverse management styles. It is also believed that these diverse management styles may lead to enhanced performance. In particular, Artisan combines “top down,” regional allocation with a stock selection process focusing on unexpected growth, LSV utilizes a “value style” of investing, and New Star is a “core manager,” with little or no bias toward growth or value style investing, that combines stock selection (“bottom up”) and country allocation (“top down”). The Trustees considered that Artisan, LSV and New Star all have considerable experience in managing international portfolios and have proven records of achieving strong investment performance. The Trustees also considered that Funds Management’s current advisory fee level will remain unchanged and that Funds Management will pay sub-advisory fees to Artisan, LSV, and New Star out of its current advisory fee.

In addition to its consideration of the complementary investment styles of the New Sub-Advisers, the Board considered WCM’s current international management resources as well as its recent personnel turnover. The Board also considered the potential diversification in style-specific and manager-specific risks for the Fund as a result of dividing the Fund’s assets under management among three new sub-advisers, the change in sub-advisory fees, and how the sub-advisory services proposed to be provided to the Fund by Artisan, LSV, and New Star are designed to positively impact the Fund’s performance. The Board also compared the historical performance of the Artisan, LSV, and New Star-advised funds and other accounts and the performance of the Fund as sub-advised by WCM. While noting that past performance is not indicative of future results, the Board found that the historical performance of the funds and accounts sub-advised by Artisan, LSV, and New Star was superior to that of the Fund and was achieved with lower price volatility risk.

At this Board meeting, the Board, including the Trustees who are not “interested persons” of the Fund as defined by the 1940 Act, unanimously approved the Interim and Definitive Agreements based on these considerations. Specifically, the Board determined that Artisan’s, LSV’s, and New Star’s experiences and investment records using specific international equity fund management styles in managing other funds of Wells Fargo Funds and other accounts, and the various features of the styles and approaches described above, should enable the Fund to pursue its objectives more effectively. The Board recommended the approval of the Definitive Agreements in part based on the fact that Fund shareholders would not bear any costs associated with the proxy solicitation, that the compensation payable under the Definitive Agreements was fair and equitable, and that the increase in sub-advisory fees payable by Funds Management was justified by the different international equity fund management styles brought by Artisan, LSV, and New Star and the potential enhancement of performance of the Fund as a result, based on its consideration of the performance composites of each of the New Sub-Advisers, as indicated below.

Prior Performance History of New Sub-Advisers

Artisan’s Prior Performance History.

The performance information shown below represents a composite of the prior performance of registered mutual funds and all discretionary accounts managed by Artisan with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Annual Total Returns as of December 31

Best Qtr.: Q4 ’99 • 48.52%	Worst Qtr.: Q3 ’02 • (21.41)%

Average annual total returns for the period ended 12/31/03	1 year	5 years	Since Inception
Artisan Composite Performance (incept. 01/01/96)	28.68%	6.94%	12.51%
MSCI/EAFE Index[1]	38.59%	(0.09)%	3.22%
MSCI/EAFE Growth Index[2]	31.99%	(3.95)%	0.58%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Growth Index.

LSV’s Prior Performance History.

The performance information shown below represents a composite of the prior performance of a registered mutual fund and all discretionary accounts managed by LSV with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Annual Total Returns as of December 31

Best Qtr.: Q2 ’03 • 20.86%	Worst Qtr.: Q3 ’98 • (17.23)%

Average annual total returns for the period ended 12/31/03	1 year	5 years	Since Inception
LSV Composite Performance (incept. 12/31/97)	43.53%	9.28%	9.95%
MSCI/EAFE Index[1]	38.59%	(0.09)%	3.02%
MSCI/EAFE Value Index[2]	45.30%	3.57%	5.83%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.
[2]	Morgan Stanley Capital International/Europe, Australasia, and Far East Value Index.

New Star’s Prior Performance History.

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by New Star with substantially similar investment objectives, policies and strategies as the International Equity Fund. The discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected the performance results of the composite. The composite performance presented below is net of the fees and expenses that will be charged to the Fund. The composite performance does not represent the historical performance of the Fund and should not be interpreted as indicative of the future performance of the Fund.

Annual Total Returns as of December 31

Best Qtr.: Q4 ’99 • 30.30%	Worst Qtr.: Q3 ’02 • (19.73)%

Average annual total returns for the period ended 12/31/03	1 year	5 years	10 years
New Star Composite Performance	37.90%	3.34%	5.17%
MSCI/EAFE Index[1]	38.59%	(0.09)%	4.44%

[1]	Morgan Stanley Capital International/Europe, Australasia, and Far East Index.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR

OF THIS PROPOSAL.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board of Wells Fargo Funds to solicit your vote to approve the Reorganization Plan at a special meeting of shareholders of the Target Funds, and to approve the Definitive Agreements at the same meeting of shareholders of the International Equity Fund, which we refer to as the Meeting. The Meeting will be held in the Yosemite Conference Room at 525 Market Street, 12th Floor, San Francisco, California, on January 14, 2005 at 10:30 a.m. (Pacific Time).

You may vote in one of four ways:

•	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States).

•	Call the toll-free number printed on your proxy ballot and follow the instructions provided.

•	Vote on the Internet at www.proxyvote.com and follow the instructions provided.

•	You may also vote in person by attending the Meeting.

Please note that to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the appropriate Target Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

Only shareholders of record on October 22, 2004 are entitled to receive notice of and to vote at the Meeting. Each whole and fractional share of a Fund entitled to vote held as of October 22, 2004 is entitled to a whole or fractional vote. For each such Fund, the presence in person or by proxy of one-third of the outstanding shares of that Fund is required to constitute a quorum. Approval of the Reorganization by any Target Fund requires the vote of a majority of the shares present at the Meeting, provided that a quorum is present. Approval of the Definitive Agreements requires approval by the lesser of (1) 67% or more of the voting shares of the International Equity Fund present at the Meeting, provided that holders of more than 50% of that Fund’s outstanding shares are present or represented by proxy, or (2) more than 50% of the International Equity Fund’s outstanding voting securities.

The election inspectors will count your vote at the Meeting if cast by proxy or in person. The election inspectors will count:

•	votes cast FOR approval of a Proposal to determine whether sufficient affirmative votes have been cast;

•	ballots that are returned without a direction the same as votes cast “FOR” a Proposal; and

•	abstentions and broker non-votes of shares (in addition to votes cast FOR) to determine whether a quorum is present at the Meeting. Abstentions and broker non-votes are not counted to determine whether a Proposal has been approved.

Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker lacks discretionary voting authority.

The Board knows of no matters other than the Proposals described in this Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. In the event that a quorum is not present for the Meeting, or in the event that a quorum is present but sufficient votes to approve any proposed item are not received by a Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST a Proposal against any adjournment(s).

In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of Funds Management or an affiliate, who will not be paid for their services, the Wells Fargo Funds or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. Funds Management has engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $66,681, plus out-of-pocket expenses, for their services. Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Target Funds, the Acquiring Funds and the International Equity Fund will not pay any of the costs associated with the preparation of this Proxy Statement or the solicitation of proxies.

OUTSTANDING SHARES

As of October 14, 2004, each class of the Funds entitled to be voted at the Meeting had the following numbers of shares outstanding:

TARGET FUNDS	NUMBER OF SHARES OUTSTANDING	NUMBER OF VOTES ENTITLED
Growth Fund Class A Class B Institutional Class	10,480,647.074 793,862.270 2,164,213.882	10,480,647.074 793,862.270 2,164,213.882
Income Fund Class A Class B Institutional Class	2,113,768.889 1,320,488.657 30,527,848.654	2,113,768.889 1,320,488.657 30,527,848.654
Index Allocation Fund Class A Class B Class C	3,142,360.632 583,676.693 1,258,994.986	3,142,360.632 583,676.693 1,258,994.986
Limited Term Government Income Fund Class A Class B Institutional Class	5,663,412.220 2,256,186.761 10,379,395.247	5,663,412.220 2,256,186.761 10,379,395.247
International Equity Fund Class A Class B Class C Institutional Class	5,049,626.033 1,375,850.104 151,530.378 35,549,779.096	5,049,626.033 1,375,850.104 151,530.378 35,549,779.096

PRINCIPAL SHAREHOLDERS

The federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Fund or Class of a Fund. To the knowledge of Wells Fargo Funds, the following persons are the only persons who owned of record or beneficially, 5% or more of the outstanding shares of each Fund or Class of a Fund, as of October 14, 2004.

Fund	Name & Address	Class of Shares/ Type of Ownership	% of Class	% of Fund	% of Fund Post Closing
Growth Fund	PFPC Brokerage Services FBO Wells Fargo ATTN: Mitch Bloomfield 420 Montgomery St 5th Fl San Francisco, CA 94104-1207	Class A/ Record	11.59%	9.04%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	6.53%	0.39%

	Wells Fargo Bank NA, FBO Valugrowth Stock Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	52.15%	8.40%

	Wells Fargo Bank NA, FBO Valugrowth Stock Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	31.55%	5.08%

	Wells Fargo Bank NA, FBO Valugrowth Stock Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	8.31%	1.34%

Large Company Growth Fund	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class A/ Record	15.56%	2.54%

	T Rowe Price Retirement Plan Services Inc FBO Rite Aid 4515 Painters Mill Road Owings Mills, MD 21117-4903	Class A/ Record	13.69%	2.23%

	JPMorgan Chase Bank c/o JPMorgan Retirement Plan Serv Pearson Inc Retirement Plan 9300 Ward Parkway Kansas City, MO 64114-3317	Class A/ Record	5.88%	0.96%

	State Street Corp FBO First Data Corporation 105 Rosemont Ave Westwood, MA 02090-2318	Class A/ Record	5.03%	0.82%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	6.49%	0.56%

Fund	Name & Address	Class of Shares/ Type of Ownership	% of Class	% of Fund	% of Fund Post Closing
	Wells Fargo Bank NA, FBO Large Company Growth I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	59.63%	44.71%

	Wells Fargo Bank NA, FBO Large Company Growth I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	16.72%	12.54%

Income Fund	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class A/ Record	11.96%	0.74%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	10.91%	0.42%

	Wells Fargo Bank NA, FBO Income Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	49.71%	44.68%

	Wells Fargo Bank NA, FBO Income Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	37.93%	34.10%

	Wells Fargo Bank NA, FBO Income Fund I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	9.87%	8.87%

Montgomery Total Return Bond Fund	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class A/ Record	18.65%	2.65%

	Wells Fargo West NA Various Fascorp Recordkept Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111-5002	Class A/ Record	14.93%	2.12%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	12.91%	0.38%

Fund	Name & Address	Class of Shares/ Type of Ownership	% of Class	% of Fund	% of Fund Post Closing
	Wells Fargo Bank NA, FBO FBO Omnibus Account (Reinv/Reinv) PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	75.36%	62.43%

	Wells Fargo Bank NA, FBO FBO Omnibus Account (Cash/Cash) PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	8.72%	7.21%

	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class I/ Record	5.52%	4.58%

Index Allocation Fund	Wells Fargo Brokerage Services FBO 127597001 Nortstar Building East – 9th Floor 608 Second Avenue, South Minneapolis, MN 55402-1916	Class A/ Record	9.68%	6.10%

	Stephens Inc Seed Money ATTN: Accounting 111 Center Street Little Rock, AR 72201-4402	Class A/ Record	9.58%	6.04%

	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class A/ Record	7.69%	4.84%

	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class B/ Record	5.31%	0.62%

	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class C/ Record	18.64%	4.71%

Asset Allocation Fund	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class C/ Record	5.29%	0.17%

Limited Term Government Income Fund	Citigroup Global Markets Inc. 00157672735 333 West 34th St – 3rd Floor New York, NY 10001-2402	Class A/ Record	8.02%	2.48%

Fund	Name & Address	Class of Shares/ Type of Ownership	% of Class	% of Fund	% of Fund Post Closing
	Bluebonnet Federal Credit Union 1314 Texas Ave Ste 1800 Houston, TX 77002-3530	Class A/ Record	6.38%	1.97%

	Wells Fargo Bank NA, FBO AFCTS – California Preneed Funeral 14840500 PO Box 1533 Minneapolis, MN 55480-1533	Class A/ Record	5.52%	1.71%

	Wells Fargo Bank NA, FBO AFCTS – OR Preneed and Reserve-Fixed 15652000 PO Box 1533 Minneapolis, MN 55480-1533	Class A/ Record	5.06%	1.56%

	Wells Fargo Bank NA, FBO Limited Term Govt Income Fd I C/O Mutual Fund Processing PO Box 1450 NW 8477 Minneapolis, MN 55485-1450	Class I/ Record	58.34%	33.09%

	Wells Fargo Bank NA, FBO Limited Term Govt Income Fd I C/O Mutual Fund Processing PO Box 1450 NW 8477 Minneapolis, MN 55485-1450	Class I/ Record	27.14%	15.39%

	Wells Fargo Bank NA, FBO Limited Term Govt Income Fd I C/O Mutual Fund Processing PO Box 1450 NW 8477 Minneapolis, MN 55485-1450	Class I/ Record	12.02%	6.82%

Montgomery Short Duration Government Bond Fund	Wells Fargo LLC A/C 4196-1269 608 Second Avenue South 8th Fl Minneapolis, MN 55402-1916	Class A/ Record	15.17%	1.87%

	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class A/ Record	11.24%	1.39%

	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class A/ Record	9.97%	1.23%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	6.23%	0.16%

Fund	Name & Address	Class of Shares/ Type of Ownership	% of Class	% of Fund	% of Fund Post Closing
	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class I/ Record	43.66%	37.17%

	Prudential Investment Mgmt Serv FBO Mutual Fund Clients ATTN: Pru Choice Unit Mail Stop 194-201 194 Wood Ave S Iselin, NJ 08830-2710	Class I/ Record	5.47%	4.66%

International Equity Fund	Charles Schwab & Co Inc Special Custody Account Exclusively FBO the Customers 101 Montgomery St San Francisco, CA 94104-4122	Class A/ Record	16.96%	2.03%

	MLPF&S For the Sole Benefit Of its Customers ATTN: Mutual Fund Administration 4800 Deer Lake Dr E Fl 3 Jacksonville, FL 32246-6484	Class A/ Record	8.25%	0.99%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class B/ Record	9.87%	0.32%

	American Enterprise Investment Services FBO 890000611 PO Box 9446 Minneapolis, MN 55440-9446	Class C/ Record	19.78%	0.07%

	Pershing LLC PO Box 2052 Jersey City, NJ 55440-9446	Class C/ Record	5.11%	0.02%

	Wells Fargo Bank NA, FBO Wels Fargo Int Equity Fd Cl I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	68.58%	57.87%

	Wells Fargo Bank NA, FBO Wels Fargo Int Equity Fd Cl I ATTN: Mutual Fund Ops PO Box 1533 Minneapolis, MN 55480-1533	Class I/ Record	29.82%	25.17%

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a Class or a Fund, or is identified as the holder of record of more than 25% of a Class or Fund and has voting and/or investment power, it may be presumed to control such class or Fund.

In addition, Wells Fargo Bank, N.A., a wholly-owned subsidiary of Wells Fargo & Company, holds certain shares of each Fund, in a trust, agency, custodial, fiduciary or other representative capacity with voting authority. Wells Fargo Bank, N.A. intends to pass the voting authority to the plan sponsor or fiduciary, or to hire an independent fiduciary to vote these shares. Such shares, however, may be voted by the proxies for any other matter, including adjournment. As of October 14, 2004, the Officers and Trustees of Wells Fargo Funds, as a group, owned less than 1% of the shares of any Class of any Target Fund or Acquiring Fund.

ANNUAL MEETINGS OF SHAREHOLDERS

Wells Fargo Funds does not presently hold annual meetings of shareholders for the election of Trustees or any other business unless otherwise required by the 1940 Act. Any shareholder proposal for a shareholder meeting must be presented to Wells Fargo Funds within a reasonable time before proxy materials for the next meeting are sent to shareholders. Because Wells Fargo Funds does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided.

SHAREHOLDER INQUIRIES

If you have any questions about this Proxy Statement or the Proposals, please call your trust officer, investment professional, or Wells Fargo Funds Investor Services at 1-800-222-8222. You also may call D.F. King, Inc. at 1-800-290-6424.

DISSENTERS’ RIGHTS

If the Reorganization is approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Target Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganization. After the Reorganization, shareholders will hold shares of Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).

EXHIBIT A – FEE TABLES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in a Fund. The examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

A. Growth Fund/Large Company Growth Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses, are expected to be the same as the Acquiring Fund shareholder fees and operating expenses. The Total Annual Fund Operating Expense Tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent six-month period ended March 31, 2004.

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND[1]
Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load)[2] (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)[3]
Management Fees[4]	0.75%	0.66%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[5]	0.70%	0.62%
Total Annual Fund Operating Expenses	1.45%	1.28%
Fee Waivers	0.20%	0.08%
Net Annual Fund Operating Expenses[6]	1.25%	1.20%

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND[1]
Class B

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	5.00%	5.00%
Annual Fund Operating Expenses[3] (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[4]	0.75%	0.66%
Distribution (Rule 12b-1) Fees	0.75%	0.75%
Other Expenses[5]	0.70%	0.62%
Total Annual Fund Operating Expenses	2.20%	2.03%
Fee Waivers	0.20%	0.08%
Net Annual Fund Operating Expenses[6]	2.00%	1.95%

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND[1]
Institutional Class

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses[3] (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[4]	0.75%	0.66%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[5]	0.52%	0.44%
Total Annual Fund Operating Expenses	1.27%	1.10%
Fee Waivers	0.27%	0.15%
Net Annual Fund Operating Expenses[6]	1.00%	0.95%

[1]	Assuming the Reorganization of the Class A, Class B and Institutional Class shares of the Growth Fund into the Class A, Class B and Institutional Class shares, respectively, of the Large Company Growth Fund and/or the Strong Blue Chip Fund and/or Strong Advisor Focus Fund into the Large Company Growth Fund.
[2]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” in the Funds’ prospectus for further information. All other Class A Shares will not have a CDSC.
[3]	Expenses for the Large Company Growth Fund include expenses allocated from the master portfolio(s) in which the Fund invests.
[4]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Growth Fund and the Large Company Growth Fund is as follows: 0.75% for assets from $0 to $499 million; 0.70% for assets from $500 million to $999 million; 0.65% for assets from $1 billion to $2.99 billion; 0.625% for assets from $3 billion to $4.99 billion and 0.60% for assets $5 billion and higher. Total Annual Fund Operating Expenses have been restated as if the current management fee breakpoints had been in effect during the Funds’ most recent six-month period ended March 31, 2004.
[5]	Other expenses for the Institutional Class shares have been restated to reflect Board approved fee changes as if they had been in effect during the Funds’ most recent six-month period ended March 31, 2004. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[6]	The adviser has committed through January 31, 2006 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown. If shareholders of the Strong Blue Chip Fund and/or Strong Advisor Focus Fund approve the reorganization into the Large Company Growth Fund, the adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown for the Large Company Growth Fund.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND*
Class A (if you do or do not redeem your shares at the end of the period)

One Year	$695	$690
Three Years	$989	$942
Five Years	$1,304	$1,222
Ten Years	$2,194	$2,018

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND*
Class B (if you do redeem your shares at the end of the period)

One Year	$703	$698
Three Years	$969	$921
Five Years	$1,361	$1,278
Ten Years	$2,239	$2,062

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND*
Class B (if you do not redeem your shares at the end of the period)

One Year	$203	$198
Three Years	$669	$621
Five Years	$1,161	$1,078
Ten Years	$2,239	$2,062

	GROWTH FUND	PRO FORMA - LARGE COMPANY GROWTH FUND*
Institutional Class (if you do or do not redeem your shares at the end of the period)

One Year	$102	$97
Three Years	$376	$319
Five Years	$671	$577
Ten Years	$1,510	$1,314

*	Assuming the Reorganization of the Class A, Class B and Institutional Class shares of the Growth Fund into the Class A, Class B and Institutional Class shares, respectively, of the Large Company Growth Fund and the Strong Blue Chip Fund and/or Strong Advisor Focus Fund into the Large Company Growth Fund.

B. Income Fund/Montgomery Total Return Bond Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses, are expected to be the same as the Acquiring Fund shareholder fees and operating expenses. The Total Annual Fund Operating Expense tables and Examples shown below are based on the actual expenses incurred during the Funds’ most recent fiscal year ended May 31, 2004.

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND[1]
Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.50%	4.50%
Maximum Deferred Sales Charge (Load)[2] (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[4]	0.62%	0.64%
Total Annual Fund Operating Expenses	1.07%	1.07%
Fee Waivers	0.07%	0.17%
Net Annual Fund Operating Expenses[5]	1.00%	0.90%

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND[1]
Class B

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.75%	0.75%
Other Expenses[4]	0.63%	0.64%
Total Annual Fund Operating Expenses	1.83%	1.82%
Fee Waivers	0.08%	0.17%
Net Annual Fund Operating Expenses[5]	1.75%	1.65%

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND[1]
Institutional Class

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[4]	0.45%	0.46%
Total Annual Fund Operating Expenses	0.90%	0.89%
Fee Waivers	0.15%	0.19%
Net Annual Fund Operating Expenses[5]	0.75%	0.70%

[1]	Assuming the Reorganization of the Class A, Class B and Institutional Class shares of the Income Fund into the Class A, Class B and Institutional Class shares, respectively, of the Montgomery Total Return Bond Fund and the Strong Advisor Bond Fund and/or the Strong Corporate Income Fund into the Montgomery Total Return Bond Fund.
[2]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” in the Funds’ prospectus for further information. All other Class A shares will not have a CDSC.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Income Fund and Montgomery Total Return Bond Fund is as follows: 0.45% for assets from $ 0 to $ 499 million; 0.40% for assets from $ 500 million to $ 999 million; 0.35% for assets from $ 1 billion to $ 2.99 billion; 0.325% for assets from $ 3 billion to $ 4.99 billion and 0.30% for assets $ 5 billion and higher. Total Annual Fund Operating Expenses have been restated as if the current management fee breakpoints had been in effect during the Funds’ most recent fiscal year ended May 31, 2004.
[4]	Other expenses have been adjusted as necessary from amounts incurred during the Funds’ most recent fiscal year to reflect current fees and expenses and, with respect to the Institutional Class shares, have been further adjusted to reflect Board approved fee changes as if they had been in effect during the Funds’ most recent fiscal year ended May 31, 2004. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[5]	The adviser has committed through September 30, 2005, to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the Funds’ net operating expense ratios shown. For the Income Fund, the adviser will waive its advisory fee for the portion of that Fund’s assets that is invested in the Wells Fargo High Yield Bond Fund and waive additional fees and/or reimburse additional expenses to the extent necessary to ensure that there will be no increase in the Fund’s net operating expense ratio. If shareholders of the Strong Advisor Bond Fund and/or Strong Corporate Income Fund approve the reorganization into the Montgomery Total Return Bond Fund, the adviser has committed through April 30, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown for the Montgomery Total Return Bond fund.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND*
Class A (if you do or do not redeem your shares at the end of the period)

One Year	$547	$538
Three Years	$768	$742
Five Years	$1,007	$980
Ten Years	$1,691	$1,664

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND*
Class B (if you do redeem your shares at the end of the period)

One Year	$678	$668
Three Years	$868	$838
Five Years	$1,183	$1,152
Ten Years	$1,848	$1,816

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND*
Class B (if you do not redeem your shares at the end of the period)

One Year	$178	$168
Three Years	$568	$538
Five Years	$983	$952
Ten Years	$1,848	$1,816

	INCOME FUND	PRO FORMA - MONTGOMERY TOTAL RETURN BOND FUND*
Institutional Class (if you do or do not redeem your shares at the end of the period)

One Year	$77	$72
Three Years	$272	$245
Five Years	$484	$454
Ten Years	$1,094	$1,058

*	Assuming the Reorganization of the Class A, Class B and Institutional Class shares of the Income Fund into the Class A, Class B and Institutional Class shares, respectively, of the Montgomery Total Return Bond Fund and the Strong Advisor Bond Fund and/or the Strong Corporate Income Fund into the Montgomery Total Return Bond Fund.

C. Index Allocation Fund/Asset Allocation Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses, are expected to be the same as the Acquiring Fund shareholder fees and operating expenses. The Total Annual Fund Operating Expense tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent six-month period ended March 31, 2004.

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND[1]
Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load)[2] (as a percentage of NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.65%	0.61%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[4]	0.71%	0.62%
Total Annual Fund Operating Expenses	1.36%	1.23%
Fee Waivers	0.21%	0.08%
Net Annual Fund Operating Expenses[5]	1.15%	1.15%

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND[1]
Class B

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	5.00%	5.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.65%	0.61%
Distribution (Rule 12b-1) Fees	0.75%	0.75%
Other Expenses[4]	0.71%	0.62%
Total Annual Fund Operating Expenses	2.11%	1.98%
Fee Waivers	0.21%	0.08%
Net Annual Fund Operating Expenses[5]	1.90%	1.90%

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND[1]
Class C

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of NAV at purchase)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.65%	0.61%
Distribution (Rule 12b-1) Fees	0.75%	0.75%
Other Expenses[4]	0.71%	0.62%
Total Annual Fund Operating Expenses	2.11%	1.98%
Fee Waivers	0.21%	0.08%
Net Annual Fund Operating Expenses[5]	1.90%	1.90%

[1]	Assuming the Reorganization of the Class A, Class B and Class C shares of the Index Allocation Fund into the Class A, Class B and Class C shares, respectively, of the Asset Allocation Fund.
[2]	Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See “A Choice of Share Classes” in the Funds’ prospectus for further information. All other Class A Shares will not have a CDSC.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Index Allocation Fund and Asset Allocation Fund is as follows: 0.65% for assets from $ 0 to $ 499 million; 0.60% for assets from $ 500 million to $ 999 million; 0.55% for assets from $ 1 billion to $ 2.99 billion; 0.525% for assets from $ 3 billion to $ 4.99 billion and 0.50% for assets $ 5 billion and higher. Total Annual Operating Expenses have been restated as if the current management fee breakpoints had been in effect during the Funds’ most recent six-month period ended March 31, 2004.
[4]	Other expenses for the Index Allocation Fund have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[5]	The adviser has committed through January 31, 2006, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND*
Class A (if you do or do not redeem you shares at the end of the period)

One Year	$685	$685
Three Years	$961	$928
Five Years	$1,258	$1,198
Ten Years	$2,099	$1,966

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND*
Class B (if you do redeem your shares at the end of the period)

One Year	$693	$693
Three Years	$941	$906
Five Years	$1,315	$1,253
Ten Years	$2,143	$2,010

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND*
Class B (if you do not redeem your shares at the end of the period)

One Year	$193	$193
Three Years	$641	$606
Five Years	$1,115	$1,053
Ten Years	$2,143	$2,010

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND*
Class C (if you do redeem your shares at the end of the period)

One Year	$293	$293
Three Years	$641	$606
Five Years	$1,115	$1,053
Ten Years	$2,425	$2,295

	INDEX ALLOCATION FUND	PRO FORMA - ASSET ALLOCATION FUND*
Class C (if you do not redeem your shares at the end of the period)

One Year	$193	$193
Three Years	$641	$606
Five Years	$1,115	$1,053
Ten Years	$2,425	$2,295

*	Assuming the Reorganization of the Class A, Class B and Class C shares of the Index Allocation Fund into the Class A, Class B and Class C shares, respectively, of the Asset Allocation Fund.

D. Limited Term Government Income Fund/Montgomery Short Duration Government Bond Fund

The following comparative fee tables describe the Fund expenses you may pay, both directly and indirectly, if you hold shares of the Funds. The pro forma shareholder fees and operating expenses, which show the anticipated effects, if any, of the Reorganization on both shareholder fees and operating expenses, are expected to be the same as the Acquiring Fund shareholder fees and operating expenses. The Total Annual Fund Operating Expense tables and Examples shown below are based on actual expenses incurred during the Funds’ most recent fiscal year ended May 31, 2004.

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND[1]
Class A

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	4.50%	3.00%
Maximum Deferred Sales Charge (Load)[2] (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[4]	0.63%	0.60%
Total Annual Fund Operating Expenses	1.08%	1.03%
Fee Waivers	0.13%	0.18%
Net Annual Fund Operating Expenses[5]	0.95%	0.85%

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND[1]
Class B

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	5.00%	3.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.75%	0.75%
Other Expenses[4]	0.63%	0.60%
Total Annual Fund Operating Expenses	1.83%	1.78%
Fee Waivers	0.13%	0.18%
Net Annual Fund Operating Expenses[5]	1.70%	1.60%

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND[1]
Institutional Class

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the NAV at purchase)	None	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets, as a percentage of average net assets)
Management Fees[3]	0.45%	0.43%
Distribution (Rule 12b-1) Fees	0.00%	0.00%
Other Expenses[4]	0.46%	0.47%
Total Annual Fund Operating Expenses	0.91%	0.90%
Fee Waivers	0.21%	0.30%
Net Annual Fund Operating Expenses[5]	0.70%	0.60%

[1]	Assuming Reorganization of the Class A, Class B, and Institutional Class shares of the Limited Term Government Income Fund into the Class A, Class B, and Institutional Class shares, respectively, of the Montgomery Short Duration Government Bond Fund.
[2]	Class A shares of the Limited Term Government Income Fund that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. For the Montgomery Short Duration Government Bond Fund, such share purchases may be assessed a 0.50% CDSC. See “A Choice of Share Classes” in the Funds’ prospectus for further information. All other Class A Shares will not have a CDSC.
[3]	The Funds’ investment adviser has implemented a breakpoint schedule for the Funds’ management fees. The management fees charged to the Funds will decline as a Fund’s assets grow and will continue to be based on a percentage of the Fund’s average daily net assets. The breakpoint schedule for the Limited Term Government Income Fund and the Montgomery Short Duration Government Bond Fund is as follows: 0.45% for assets from $0 to $499 million; 0.40% for assets from $500 million to $999 million; 0.35% for assets from $1 billion to $2.99 billion; 0.325%

for assets from $3 billion to $4.99 billion and 0.30% for assets $5 billion and higher. Total Annual Operating Expenses have been restated as if the current management fee breakpoints had been in effect during the Funds’ most recent fiscal ended May 31, 2004.

[4]	Other expenses have been adjusted as necessary from amounts incurred during the Fund’s most recent fiscal year to reflect current fees and expenses and, with respect to the Institutional Class shares, have been further adjusted to reflect Board approved fee changes as if they had been in effect during the Funds’ most recent fiscal year ended May 31, 2004. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
[5]	The adviser has committed through September 30, 2005, to waive fees and/or reimburse expenses (excluding interest expense) to the extent necessary to maintain the Fund’s net operating expense ratio shown.

Example of Expenses:

You would pay the following expenses on a $10,000 investment assuming that the Fund has a 5% annual return and that Fund operating expenses remain the same. Your actual costs may be higher or lower than those shown.

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND*
Class A (if you do or do not redeem your shares at the end of the period)

One Year	$543	$384
Three Years	$766	$583
Five Years	$1,007	$817
Ten Years	$1,697	$1,491

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND*
Class B (if you do redeem your shares at the end of the period)

One Year	$673	$463
Three Years	$863	$625
Five Years	$1,178	$844
Ten Years	$1,848	$1,519

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND*
Class B (if you do not redeem your shares at the end of the period)

One Year	$173	$163
Three Years	$563	$525
Five Years	$978	$844
Ten Years	$1,848	$1,519

	LIMITED TERM GOVERNMENT INCOME FUND	PRO FORMA - MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND*
Institutional Class (if you do or do not redeem your shares at the end of the period)

One Year	$72	$61
Three Years	$269	$226
Five Years	$483	$439
Ten Years	$1,100	$1,053

*	Assuming Reorganization of the Class A, Class B, and Institutional Class shares of the Limited Term Government Income Fund into the Class A, Class B, and Institutional Class shares, respectively, of the Montgomery Short Duration Government Bond Fund.

EXHIBIT B – COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES

LARGE COMPANY GROWTH FUND

Comparison of: GROWTH FUND	which will reorganize into LARGE COMPANY GROWTH FUND

Objectives:

Growth Fund:	Seeks long-term capital appreciation.

Large Company Growth Fund:	Seeks long-term capital appreciation.

Investment Strategies:

Growth Fund:	The Growth Fund seeks long-term capital appreciation by investing primarily in common stocks and other equity securities that the Fund believes have a strong earnings growth trend and above-average prospects for future growth. The Fund focuses on large-capitalization stocks. Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in large-capitalization securities, which are defined as securities of companies with market capitalizations of $3 billion or more;

	•	at least 65% of total assets in equity securities, including common and preferred stocks, and securities convertible into common stocks; and

	•	up to 25% of total assets in foreign companies through ADRs and similar investments.

Large Company Growth Fund:	The Large Company Growth Fund seeks long-term capital appreciation by investing primarily in large, domestic companies that the Fund believes have superior growth potential. In selecting securities for the Fund, the Fund’s adviser seeks issuers whose stocks it believes are attractively valued, with fundamental characteristics above the market average and that support earnings growth capability. The Fund may invest in the securities of companies whose growth potential the Fund’s adviser believes is generally unrecognized or misperceived by the market. The Fund focuses its investment strategy on large-capitalization stocks. Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in large-capitalization securities, which are defined as securities of companies with market capitalizations of $3 billion or more;

	•	up to 20% of total assets in securities of foreign companies through ADRs and similar investments.

The Fund will not invest more than 10% of its total assets in the securities of a single issuer. The Fund may invest in additional master portfolios, in other Wells Fargo Funds, or directly in a portfolio of securities.

Portfolio Managers
Growth Fund	Deborah J. Meacock, CFA Stephen M. Kensinger, CFA

Large Company Growth Fund	John S. Dale, CFA Gary E. Nussbaum, CFA

MONTGOMERY TOTAL RETURN BOND FUND

Comparison of: INCOME FUND	which will reorganize into MONTGOMERY TOTAL RETURN BOND FUND

Objectives:

Income Fund:	Seeks current income and total return.

Montgomery Total Return Bond Fund:	Seeks total return consisting of income and capital appreciation.

Investment Strategies:

Income Fund:	The Income Fund invests in a diversified portfolio of fixed and variable-rate debt securities issued by domestic and foreign issuers. The Fund invests in a broad spectrum of issues, including U.S. Government obligations, mortgage- and other asset-backed securities and the debt securities of financial institutions, corporations, and others. The Fund’s target range for average portfolio duration is based on the average portfolio duration of the mutual funds included in the Lipper Corporate A-Rated Debt Average (which is generally 4-6 years, but is expected to change frequently). The Fund attempts to enhance performance by adjusting the average duration within the range to benefit from the effect of various economic factors, such as inflation or growth cycles. Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in income-producing securities, which include debt securities such as bonds, debentures and notes, and corporate debt securities that can be converted into or exchanged for common stocks;

	•	at least 20% of total assets in U.S. Government obligations;

	•	up to 50% of total assets in mortgage-backed securities and up to 35% of total assets in other asset-backed securities;

	•	up to 10% of total assets in non-dollar-denominated debt securities of foreign issuers;

	•	at least 80% of total assets in investment-grade debt securities; and

	•	up to 20% of total assets in debt securities that are below investment-grade, or are unrated at the time of purchase.

Montgomery Total Return Bond Fund:	The Montgomery Total Return Bond Fund invests in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The Fund invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that it believes are comparable to investment-grade debt securities. Under normal circumstances, the Fund expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in bonds;

	•	at least 80% of total assets in investment-grade debt securities;

	•	up to 25% of total assets in asset-backed securities, other than mortgage-backed securities;

	•	up to 20% of total assets in dollar-denominated obligations of foreign issuers; and

	•	up to 10% of total assets in stripped mortgage-backed securities.

Portfolio Managers
Income Fund	Robert N. Daviduk, CFA

Montgomery Total Return Bond Fund	William Stevens Marie Chandoha Thomas O’Connor, CFA

ASSET ALLOCATION FUND

Comparison of: INDEX ALLOCATION FUND	which will reorganize into ASSET ALLOCATION FUND

Objectives:

Index Allocation Fund:	Seeks a high level of total return, consistent with the assumption of reasonable risk.
Asset Allocation Fund:	Seeks long-term total return, consistent with reasonable risk.

Investment Strategies:

Index Allocation Fund:

The Index Allocation Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment. Rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 100% equity securities and no fixed income securities.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. The Fund does not anticipate making a substantial number of target allocation changes. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

The asset classes the Fund invests in are:

	•	Stock Investments – The Fund invests this portion of its assets in common stocks to replicate the S&P 500 Index. The Fund does not individually select common stocks on the basis of traditional investment analysis. Instead, the Fund invests in each company comprising the S&P 500 index in proportion to its weighting in the S&P 500 Index; and

	•	Bond Investments – The Fund invests this portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this Index have remaining maturities of twenty years or more.

Asset Allocation Fund:

The Asset Allocation Fund invests in equity and fixed income securities with a strong emphasis on equity securities. The Fund does not select individual securities for investment. Rather, it buys substantially all of the securities of various indexes to replicate such indexes. The Fund invests the equity portion of its assets in common stocks to replicate the S&P 500 Index, and invests the fixed income portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. The Fund’s “neutral” target allocation is 60% equity securities and 40% fixed income securities.

The Fund attempts to enhance its returns by using an asset allocation model that employs various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures, to assess the relative attractiveness of equity and fixed income investments and to recommend changes in the Fund’s target allocations. The Fund does not anticipate making a substantial number of target allocation changes. The Fund uses futures contracts to implement target allocation changes determined by the model, rather than physically reallocating assets among investment styles.

The asset classes the Fund invests in are:

	•	Stock Investments – The Fund invests this portion of its assets in common stocks to replicate the S&P 500 Index. The Fund does not individually select common stocks on the basis of traditional investment analysis. Instead, the Fund invests in each company comprising the S&P 500 index in proportion to its weighting in the S&P 500 Index; and

	•	Bond Investments – The Fund invests this portion of its assets in U.S. Treasury Bonds to replicate the Lehman Brothers 20+ Treasury Index. Bonds in this Index have remaining maturities of twenty years or more.

Portfolio Managers
Index Allocation Fund	Galen G. Blomster, CFA Jeffrey P. Mellas

Asset Allocation Fund	Galen G. Blomster, CFA Jeffrey P. Mellas

MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Comparison of: LIMITED TERM GOVERNMENT INCOME FUND	which will reorganize into MONTGOMERY SHORT DURATION GOVERNMENT BOND FUND

Objectives:

Limited Term Government Income Fund:	Seeks current income, while preserving capital.

Montgomery Short Duration Government Bond Fund:	Seeks current income consistent with capital preservation.

Investment Strategies:

Limited Term Government Income Fund:

The Limited Term Government Income Fund seeks current income by actively managing a diversified portfolio consisting of short- to intermediate-term U.S. Government obligations, although it may invest in securities of any maturity. Under normal circumstances, the Fund expects to maintain a dollar-weighted average maturity between 2 and 5 years. The Fund seeks to preserve capital by shortening average maturity when interest rates are expected to increase, and to increase total return by lengthening maturity when interest rates are expected to fall.

Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations;

	•	up to 65% of total assets in mortgage-backed securities, including collateralized mortgage obligations and (subject to the 20% non-government investment limit) commercial mortgage-backed securities;

	•	up to 20% of its assets in other asset-backed securities; and

	•	up to 10% of total assets in stripped treasury securities, including zero coupon securities.

Montgomery Short Duration Government Bond Fund:

The Montgomery Short Duration Government Bond Fund seeks current income by actively managing a portfolio consisting mostly of short-term U.S. Government obligations. Generally, the Fund’s overall effective duration is less than that of a 3-year U.S. Treasury note. The Fund invests in debt securities that it believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Under normal circumstances, the Fund invests:

	•	at least 80% of its assets in U.S. Government obligations;

	•	up to 20% of its assets in asset-backed securities, other than mortgage-backed securities; and

	•	up to 10% of total assets in stripped mortgage-backed securities.

Portfolio Managers
Limited Term Government Income Fund	Robert N. Daviduk, CFA

Montgomery Short Duration Government Bond Fund	Marie Chandoha William Stevens Thomas O’Connor, CFA

EXHIBIT C — FUND PERFORMANCE HISTORY

The tables below provide the annual total returns for select share classes of the Target Funds and Acquiring Funds for the last ten calendar years (or for the life of the Fund, if shorter), as well as the best- and worst-performing quarters for the relevant time periods. These returns do not reflect sales charges. If they did, returns would be lower. The annual returns for the Acquiring Fund are printed in bold.

Please remember that past performance is no guarantee of future results.

A. Growth Fund/Large Company Growth Fund

Growth Fund/Large Company Growth Fund Class A Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(0.29)%	28.90%	21.72%	19.05%	29.16%	21.90%	(13.86)%	(18.88)%	(26.30)%	23.16%
(1.07)%	29.24%	25.11%	33.35%	47.97%	32.96%	(3.81)%	(21.78)%	(28.24)%	26.47%

Best Qtr.: Q4 ’98 · 23.40%   Worst Qtr.: Q3 ’01 · (17.30)%

Best Qtr.: Q4 ’98 · 31.61% Worst Qtr.: Q1 ’01 · (22.88)%

[1]	The Growth Fund’s year-to-date performance through September 30, 2004 was (1.54)%.
[2]	The Large Company Growth Fund’s year-to-date performance through September 30, 2004 was (5.80)%. Performance shown for periods prior to October 1, 1998, the inception date of the Large Company Growth Fund Class A shares, reflects performance of the Institutional Class shares adjusted to reflect the fees and expenses of this Class. For periods prior to November 11, 1994, performance shown reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of this Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

Growth Fund/Large Company Growth Fund Institutional Class Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(0.29)%	28.90%	21.48%	19.31%	29.24%	21.27%	(13.75)%	(18.80)%	(26.19)%	23.41%
(1.07)%	29.24%	25.11%	33.35%	48.01%	33.21%	(3.62)%	(21.58)%	(28.11)%	26.77%

Best Qtr.: Q4 ’98 · 23.42%   Worst Qtr.: Q3 ’01 · (17.26)%

Best Qtr.: Q4 ’98 · 31.64% Worst Qtr.: Q1 ’01 · (22.83)%

[1]	The Growth Fund’s year-to-date performance through September 30, 2004 was (1.38)%. Performance shown for periods prior to September 6, 1996, the inception date of the Growth Fund Institutional Class shares, reflects the performance of the Class A shares, which incepted on August 2, 1990.
[2]	The Large Company Growth Fund’s year-to-date performance through September 30, 2004 was (5.61)%. Performance shown for periods prior to November 11, 1994, the inception date of the Large Company Growth Fund Institutional Class shares, reflects the performance of the predecessor collective investment fund, adjusted to reflect the fees and expenses of the Institutional Class. The collective investment fund was not a registered mutual fund and was not subject to certain investment limitations and other restrictions which, if applicable, may have adversely affected performance.

B. Income Fund/WF Montgomery Total Return Bond Fund

Income Fund/WF Montgomery Total Return Bond Fund Class A Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(7.00)%	17.34%	1.91%	10.26%	8.98%	(3.94)%	10.90%	6.64%	7.64%	4.62%
N/A	N/A	N/A	N/A	8.51%	(0.78)%	11.85%	9.37%	9.80%	4.37%

Best Qtr.: Q2 ’95 · 6.05%   Worst Qtr.: Q2 ’94 · (3.39)%

Best Qtr.: Q3 ’02 · 4.86% Worst Qtr.: Q2 ’99 · (0.90)%

[1]	The Income Fund’s year-to-date performance through September 30, 2004 was 2.83%.
[2]	The WF Montgomery Total Return Bond Fund’s year-to-date performance through September 30, 2004 was 3.25%. Performance shown for the Fund’s Class A shares reflects the performance of the Class A shares of the Montgomery Total Return Bond Fund adjusted for applicable sales charges. Performance shown for periods prior to inception of that class reflects the performance of the Montgomery Total Return Bond Fund’s Class R shares, adjusted to reflect the applicable fees and expenses of that class. The Montgomery Total Return Bond Fund incepted on June 30, 1997.

Income Fund/WF Montgomery Total Return Bond Fund Institutional Class Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(7.02)%	17.35%	1.91%	10.26%	8.98%	(3.91)%	11.18%	6.91%	7.91%	4.89%
N/A	N/A	N/A	N/A	8.72%	(0.59)%	12.06%	8.70%	10.20%	4.64%

Best Qtr.: Q2 ’95 · 5.95%   Worst Qtr.: Q2 ’94 · (3.30)%

Best Qtr.: Q3 ’02 · 4.91% Worst Qtr.: Q2 ’99 · (0.86)%

[1]	The Income Fund’s year-to-date performance through September 30, 2004 was 3.03%.
[2]	The WF Montgomery Total Return Bond Fund’s year-to-date performance through September 30, 2004 was 3.39%. Performance shown for the Fund’s Institutional Class shares reflects the performance of the Montgomery Total Return Bond Fund’s Class R shares.

C. Index Allocation Fund/Asset Allocation Fund

Index Allocation Fund/Asset Allocation Fund Class A Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(0.68)%	34.71%	17.04%	25.18%	26.56%	19.56%	(9.45)%	(13.00)%	(23.46)%	27.51%
(2.82)%	29.18%	11.65%	22.01%	25.58%	9.49%	0.99%	(7.19)%	(12.92)%	22.15%

Best Qtr.: Q4 ’98 · 20.85%   Worst Qtr.: Q3 ’02 · (17.56)%

Best Qtr.: Q4 ’98 · 16.09% Worst Qtr.: Q3 ’02 · (12.39)%

[1]	The Index Allocation Fund’s year-to-date performance through September 30, 2004 was 0.55%. Performance shown for the Class A shares for the periods prior to December 15, 1997 reflects performance of the Class A shares of the Overland Express Index Allocation Fund.
[2]	The Asset Allocation Fund’s year-to-date performance through September 30, 2004 was 1.35%.

D. Limited Term Government Income Fund/WF Montgomery Short Duration Government Bond Fund

Limited Term Government Income Fund/WFM ontgomery Short Duration Government Bond Fund Class A Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(1.42)%	12.67%	3.61%	7.57%	7.61%	(0.27)%	8.98%	7.03%	7.73%	1.28%
0.88%	11.23%	4.97%	6.18%	7.48%	2.31%	7.83%	7.55%	5.99%	1.92%

Best Qtr.: Q3 ’98 · 4.81%   Worst Qtr.: Q3 ’03 · (0.76)%

Best Qtr.: Q3 ’01 · 3.34% Worst Qtr.: Q1 ’94 · (0.29)%

[1]	The Limited Term Government Income Fund’s year-to-date performance through September 30, 2004 was 1.00%.
[2]	The WF Montgomery Short Duration Government Bond Fund’s year-to-date performance through September 30, 2004 was 1.18%. Performance shown for the WF Montgomery Short Duration Government Bond Fund’s Class A shares reflects the performance of the Class A shares of the Montgomery Short Duration Government Bond Fund adjusted for applicable sales charges. Performance shown for periods prior to March 11, 1996, the inception date of that Class, reflects the performance of the Montgomery Short Duration Government Bond Fund’s Class R shares, adjusted for applicable fees and expenses of that class. The Montgomery Short Duration Government Bond Fund incepted on December 18, 1992.

Limited Term Government Income Fund/WF Montgomery Short Duration Government Bond Fund Institutional Class Calendar Year Returns1, 2

1994	1995	1996	1997	1998	1999	2000	2001	2002	2003
(1.42)%	12.67%	3.61%	7.57%	7.61%	(0.27)%	8.98%	7.03%	7.73%	1.28%
1.13%	11.51%	5.14%	6.97%	7.38%	2.56%	8.11%	7.81%	6.28%	2.29%

Best Qtr.: Q3 ’98 · 4.81%   Worst Qtr.: Q3 ’03 · (0.76)%

Best Qtr.: Q3 ’01 · 3.50% Worst Qtr.: Q1 ’94 · (0.23)%

[1]	The Limited Term Government Income Fund’s year-to-date performance through September 30, 2004 was 1.12%. Performance shown for periods prior to September 6, 1996, the inception date of the Institutional Class shares, reflects the performance of the Class A shares adjusted to reflect the Institutional Class’ fees and expenses. The Class A shares commenced operations on October 27, 1993.
[2]	The WF Montgomery Short Duration Government Bond Fund’s year-to-date performance through September 30, 2004 was 1.40%. Performance shown for the Institutional Class shares reflects the performance of the Montgomery Short Duration Government Bond Fund’s Class R shares.

EXHIBIT D– PORTFOLIO MANAGERS

Galen G. Blomster, CFA

Asset Allocation Fund since 2002

Index Allocation Fund since 2002

Mr. Blomster is a Principal with Wells Capital Management. He joined Wells Capital Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999. Mr. Blomster manages numerous portfolios for Wells Capital Management using asset allocation models that he developed, including the models used in managing the Asset Allocation Fund and Index Allocation Fund. He has worked in an investment management capacity for Norwest or its affiliates since 1977. Mr. Blomster earned a B.S. degree in Dairy and Food Sciences from the University of Minnesota and his M.S. and Ph.D. degrees in Applied Economics from Purdue University.

Marie Chandoha

Montgomery Short Duration Government Bond Fund and its predecessor since 1999

Montgomery Total Return Bond Fund and its predecessor since 1999

Ms. Chandoha joined Wells Capital Management in 2003 as a senior portfolio manager. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager and co-head of the Fixed Income Group at Montgomery Asset Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of global fixed-income and economics research at Credit Suisse First Boston, where she managed the global bond and economics research department. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a B.A. degree in Economics.

John S. Dale, CFA

WF Large Company Growth Fund since 1983

Mr. Dale joined Peregrine Capital Management in 1988 as a senior vice president and has managed large company growth portfolios since 1983. Prior to joining Peregrine Capital Management, Mr. Dale had been associated with Norwest Bank and its affiliates since 1968. Mr. Dale earned his B.A. in marketing from the University of Minnesota.

Robert N. Daviduk, CFA

Income Fund since 2002

Limited Term Government Income Fund since 2002

Mr. Daviduk joined Wells Capital Management in 2002 as Managing Director of Intermediate Fixed Income investing. Prior to joining Wells Capital Management, Mr. Daviduk was a Senior Vice President and Director of Taxable Fixed Income with Banc of America Capital Management since 1997. Mr. Daviduk earned his B.S. in Business Administration/Accounting from Bucknell University, and his M.B.A. in Finance/International Business from New York University.

Stephen M. Kensinger, CFA

Growth Fund since 2003

Mr. Kensinger joined Wells Capital Management in 1999. He serves as a Managing Director of Wells Capital Management and as a co-manager of the Growth Fund. He has over ten years of accumulated experience with the firm including service from the mid 1980s through 1994 with Norwest Investment Management. Prior to rejoining the firm, he was principal and senior portfolio manager at Wilke/Thompson Capital Management. Mr. Kensinger earned a B.S. degree in Accounting and a M.S. degree in Finance from the University of Iowa. He is also a Certified Public Accountant.

Deborah J. Meacock, CFA

Growth Fund since 2001

Ms. Meacock has been a portfolio manager with Wells Capital Management and Norwest Investment Management, Inc. since 1993. She is the Managing Director of the Large Cap Growth team. As strategy leader, Ms. Meacock oversees the fundamental analysis and portfolio construction of the Growth Fund as well as the Premier Growth style implemented in separately managed institutional accounts. Ms. Meacock earned her undergraduate degree in Education/French from Oxford University in England.

Jeffrey P. Mellas

Asset Allocation Fund since 2003

Index Allocation Fund since 2003

Mr. Mellas joined Wells Capital Management in 2003 as Managing Director of Quantitative Asset Management and Portfolio Manager, with over 16 years of investment management experience. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital Management since 1995, as Vice President and Global Portfolio Strategist responsible for managing over $300 million in international pension assets. He was also the primary spokesperson for Alliance’s domestic and international equity and fixed income strategies. Prior to joining Alliance, he was an associate group manager at Prudential Insurance. Mr. Mellas earned his B.A. degree in Economics from the University of Minnesota and his M.B.A. degree in Finance and International Business from New York University. He also completed the International Management Program at Hâute Etudes Commerçiales, Paris, France.

Gary E. Nussbaum, CFA

Large Company Growth Fund and its predecessor since 1990

Mr. Nussbaum joined Peregrine Capital Management, sub-adviser to Wells Fargo Funds, in 1990 as a Vice President and Portfolio Manager. He manages large company growth portfolios, currently totaling assets in excess of $3 billion. Mr. Nussbaum earned a B.B.A. degree in Finance and a M.B.A. degree from the University of Wisconsin.

Thomas O’Connor, CFA

Montgomery Short Duration Government Bond Fund since 2003

Montgomery Total Return Bond Fund since 2003

Mr. O’Connor joined Wells Capital Management in 2003 as a portfolio manager responsible for identifying value in mortgages. From 2000 to 2003, Mr. O’Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management. Prior to that time, Mr. O’Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously, Mr. O’Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at First Boston and Smith Barney. Mr. O’Connor is a member of the Association for Investment Management and Research. He earned his B.S. in Finance from the University of Vermont.

William Stevens

Montgomery Short Duration Government Bond and its predecessor since 1992

Montgomery Total Return Bond Fund and its predecessor since 1997

Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer and Senior Managing Director. Prior to joining Wells Capital Management, Mr. Stevens directed the Fixed

Income team of Montgomery Asset Management from 1992. Mr. Stevens also served as Montgomery’s president and chief investment officer. Prior to Montgomery, he was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously, he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

EXHIBIT E – FORM OF AGREEMENT AND PLAN OF REORGANIZATION

WELLS FARGO FUNDS TRUST

AGREEMENT AND

PLAN OF REORGANIZATION

Dated as of [Date]

This AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [date], by Wells Fargo Funds Trust (“Funds Trust”), a Delaware statutory trust, for itself and on behalf of each Acquiring Fund and each Target Fund, as indicated in the chart below.

Target Fund	Acquiring Fund
Growth Fund Class A Class B Institutional Class	Large Company Growth Fund Class A Class B Institutional Class

Income Fund Class A Class B Institutional Class	Montgomery Total Return Bond Fund Class A Class B Institutional Class

Index Allocation Fund Class A Class B Class C	Asset Allocation Fund Class A Class B Class C

Limited Term Government Income Fund Class A Class B Institutional Class	Montgomery Short Duration Government Bond Fund Class A Class B Institutional Class

Small Cap Growth Fund Class A Class B Class C Institutional Class	Montgomery Small Cap Fund Class A Class B Class C Institutional Class

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the “Reorganization”); and

WHEREAS, the parties intend that the Reorganization qualify as a “reorganization,” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

1. Definitions.

The following terms shall have the following meanings:

1933 Act	The Securities Act of 1933, as amended.

1934 Act	The Securities Exchange Act of 1934, as amended.

Acquiring Class	The class of the Acquiring Fund’s shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.

Acquiring Fund Financial Statements	The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.

Assets	All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund’s books.

Assets List	A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.

Board	The Board of Trustees of Funds Trust.

Closing Date	[Insert Date], or such other date as the parties may agree to in writing with respect to the Reorganization.

Corresponding Target Class	The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.

Effective Time	9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.

Fund	The Acquiring Fund or the Target Fund.

HSR Act	The Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

Know, Known or Knowledge	Known after reasonable inquiry.

Liabilities	All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

Material Agreements	The agreements set forth in Schedule A, as it may be amended from time to time.

Reorganization Documents	Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund’s Assets and Liabilities and for the Acquiring Fund to assume the Target Fund’s Assets and Liabilities.

Schedule A	Schedule A to this Plan, as may be amended from time to time.

Target Financial Statements	The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

Valuation Time	The time on the Reorganization’s Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund’s and Target Fund’s Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:

(a) At the Effective Time, Funds Trust shall assign, transfer, deliver and convey all of the Target Fund’s Assets to the Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust shall then accept the Target Fund’s Assets and assume the Target Fund’s Liabilities such that at and after the Effective Time (i) all of the Target Fund’s Assets at or after the Effective Time shall become and be the Assets of the Acquiring Fund and (ii) all of the Target Fund’s Liabilities at the Effective Time shall attach to the Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(b) Within a reasonable time prior to the Closing Date, the Target Fund shall provide, if requested, its Assets List to the Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund’s Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify the Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise the Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.

(c) Funds Trust shall assign, transfer, deliver and convey the Target Fund’s Assets to the Acquiring Fund at the Reorganization’s Effective Time on the following bases:

(1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class. Because the Large Company Growth Fund is a feeder fund that invests all of its assets in a master portfolio of Wells Fargo Master Trust, the Reorganization contemplates that the Large Company Growth Fund will transfer its assets to the master portfolio as an in-kind contribution in exchange for interests in the master portfolio.

(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

(3) Funds Trust shall cause its custodian to transfer the Target Fund’s Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund’s account at the Effective Time to the Acquiring Fund’s account at the earliest practicable date thereafter.

4. Liquidation and Termination of Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Declaration of Trust by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder’s Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.

5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, the Target Fund and the Acquiring Fund, represents and warrants to, and agrees with, the Acquiring Fund and the Target Fund, respectively as follows:

(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.

(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust or any Material Agreement. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) Each Fund has qualified as a “regulated investment company” under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time.

(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Target Fund’s Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.

(g) Funds Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.

(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. All contracts and agreements that are material to the business of the Funds are listed on Schedule A. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.

(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund’s tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).

(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.

(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund’s most recent fiscal year-end and the results of the Fund’s operations and changes in the Fund’s net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.

(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.

(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a “reorganization” within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to Morrison & Foerster LLP in connection with their opinion described in Section 6(e), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Funds Trust Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:

(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.

(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.

(c) Funds Trust shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.

(d) Funds Trust shall have received an opinion of Morrison & Foerster LLP, in form and substance reasonably satisfactory to Funds Trust and dated as of the Closing Date, substantially to the effect that:

(1) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware and is an open-end, management investment company registered under the 1940 Act;

(2) the shares of the Acquiring Fund to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Funds Trust, provided that the payments for transfer taxes by shareholders provided for in Section 4(b) of this Plan shall not be deemed to render the shares issued assessable;

(3) the Plan has been duly authorized, executed and delivered, and the execution and delivery of this Plan did not, and the consummation of the Reorganization will not, violate the Declaration of Trust of Funds Trust or any Material Agreement to which Funds Trust is a party or by which it is bound; and

(4) to the Knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Funds Trust of the Reorganization, or for the execution and delivery of Funds Trust’s Reorganization Documents, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts, or that may be required under state securities laws, the HSR Act, or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquiring Fund.

In rendering such opinion, such counsel may (i) rely on the opinion of other counsel to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “Knowledge” and related terms to mean the Knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or trustees of Funds Trust.

(e) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of Morrison & Foerster LLP, upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to Morrison & Foerster LLP made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds’ affiliates and/or principal shareholders to Morrison & Foerster LLP, substantially to the effect that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and each Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(f) Funds Trust shall have received a memorandum addressed to Funds Trust, in form and substance reasonably satisfactory to them, prepared by Morrison & Foerster LLP, or another person agreed to in writing by the parties, concerning compliance with each relevant state’s securities laws in connection with Funds Trust’s issuance of Acquiring Fund shares.

(g) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(h) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(i) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization’s Valuation Time and Effective Time.

(j) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) “investment company taxable income” within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.

(k) Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 8 of this Plan.

7. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.

8. Termination of Plan. A majority of the Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.

9. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

10. Amendments. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time before or after the Target Fund’s shareholders approve the Reorganization. After a Target Fund’s shareholders approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of the Target Fund’s shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.

11. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

12. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.

13. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
for itself and on behalf of the Target Fund and on behalf of the Acquiring Fund
ATTEST:

By:
Name:	C. David Messman	Name:	Karla M. Rabusch
Title:	Secretary	Title:	President

SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Investment Advisory Contract between Wells Fargo Funds Management, LLC (“Wells Fargo Funds Management”) and Wells Fargo Funds, dated March 1, 2001, with Schedule A amended February 3, 2004 to include the Acquiring Funds.

Sub-Advisory Contract among Cooke & Bieler, L.P., Wells Fargo Funds Management and Wells Fargo Funds, dated March 24, 2004.

Amended and Restated Distribution Agreement between Stephens Inc. and Wells Fargo Funds, dated May 8, 2002, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 approved by the Wells Fargo Funds Board on March 26, 1999, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Rule 18f-3 Multi-Class Plan approved by the board of Wells Fargo Funds on March 26, 1999, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Custody Agreement between Wells Fargo Bank, N.A. and Wells Fargo Funds dated July 25, 2000, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Fund Accounting Agreement between PFPC and Wells Fargo Funds dated as of September 1, 2002.

Administration Agreement between Wells Fargo Funds Management and Wells Fargo Funds dated March 1, 2003, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Transfer Agency and Service Agreement between Boston Financial Data Services, Inc. and Wells Fargo Funds, dated November 8, 1999, with a March 1, 2003 Amendment and Schedule A amended February 3, 2004 to include the Acquiring Funds.

Shareholder Servicing Agreement approved by the Board of Wells Fargo Funds on March 26, 1999, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Amended and Restated Fee and Expense Agreement between Wells Fargo Funds and Wells Fargo Funds Management, dated August 7, 2001, with Schedule A amended February 3, 2004 to include the Acquiring Funds.

Joint Fidelity Bond Allocation Agreement between Wells Fargo Funds, Wells Fargo Variable Trust and Wells Fargo Core Trust approved by the Boards on August 19, 1999, with Appendix A amended February 3, 2004 to include the Acquiring Funds.

Pooled Repurchase Account Agreement between Wells Fargo Funds, Wells Fargo Variable Trust and Wells Fargo Core Trust dated March 1, 2001, with Schedule 1 amended February 3, 2004 to include the Acquiring Funds.

Securities Lending Agreement between Wells Fargo Funds, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A. dated March 1, 2001, with Exhibit A amended February 3, 2004 to include the Acquiring Funds.

EXHIBIT F – FORM OF DEFINITIVE AGREEMENT WITH ARTISAN

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST,

WELLS FARGO FUNDS MANAGEMENT, LLC AND

ARTISAN PARTNERS LIMITED PARTNERSHIP

This AGREEMENT is made as of this     th day of February 2005, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Artisan Partners Limited Partnership (the “Sub-Adviser”), a Limited Partnership organized under the laws of the State of Delaware, with its principal place of business at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Trust’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the “Artisan Portion”) in the Sub-Adviser’s international growth strategy, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund’s investment portfolio as a whole and the Sub-Adviser’s responsibility shall be limited to following any instruction the Sub-Adviser might receive from the Adviser.

The investment authority granted to the Sub-Adviser with respect to the Artisan Portion shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Artisan Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the Artisan Portion of the Fund. In all purchases, sales and other transactions in securities and other assets for the Artisan Portion of the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to managing only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments known by it to affect the Trust, the Fund and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Fund or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Fund.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;

(b)	The Registration Statement filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;

(c)	The Advisory Agreement; and

(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;

(b)	The Sub-Adviser’s most recent balance sheet; and

(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder; (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act; and (iii) beginning for periods ended after December 31, 2004, a copy of its Report on Controls Placed in Operations and Tests of Effectiveness, including the report of independent public accountants, prepared under Statement of Accounting Standards No. 70 (“SAS 70”).

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution under the circumstances. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the Sub-Adviser determines in good faith that the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objective of the Fund is adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser’s fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. Upon receipt of shareholder approval of this Agreement, the Sub-Adviser shall be entitled to receive from the Adviser, a one-time, initial up-front payment equal to the difference between its ongoing fee under this Agreement and the lower fee paid to it during the term of the Interim Sub-Advisory Agreement between the parties dated September 15, 2004. In addition, as compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Fund with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 13. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 14. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)	(i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b)	by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other party. Notwithstanding the foregoing, this Agreement may be terminated by the Sub-Adviser on (30) days’ written notice if any change in the Fund’s investment objective, restrictions or guidelines would require the Sub-Adviser, in its reasonable judgment, to deviate in its management of the Artisan Portion, from the Sub-Adviser’s international growth investment strategy. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 16. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 11 of this Agreement.

Section 17. Indemnification by the Trust and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 11 of this Agreement, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, Attention: Janet D. Olsen.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 21. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 22. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance of the Artisan Portion or of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the Artisan Portion. Each of the Trust and the Adviser understand that investment decisions made for the Artisan Portion by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the Artisan Portion of the Fund’s account and, in making investment decisions for the Artisan Portion, the Sub-Adviser will not consider any other securities, cash or other investments (if any) owned by the Fund or any other securities, cash or other investments owned by the Trust.

Section 23. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

ARTISAN PARTNERS LIMITED PARTNERSHIP
By Artisan Investment Corporation, its general partner

By:
Janet D. Olsen
Vice President

APPENDIX A

Funds Trust Funds
International Equity Fund

APPENDIX B

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the     th day of February, 2005, by and between Wells Fargo Funds Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and Artisan Partners Limited Partnership (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the Artisan Portion throughout the month:

Name of Fund	Sub-Advisory Rate
International Equity Fund	0.70%

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

ARTISAN PARTNERS LIMITED PARTNERSHIP
By Artisan Investment Corporation, its general partner

By:
Janet D. Olsen
Vice President

EXHIBIT G – FORM OF DEFINITIVE AGREEMENT WITH LSV

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST, WELLS FARGO

FUNDS MANAGEMENT, LLC AND LSV ASSET MANAGEMENT

This AGREEMENT is made as of this     th day of February 2005, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and LSV Asset Management (the “Sub-Adviser”), a general partnership organized under the laws of the State of Delaware, with its principal place of business at 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the “LSV Portion”), and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser with respect to the LSV Portion shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the LSV Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the LSV Portion of the Fund. In all purchases, sales and other transactions in securities and other assets for the LSV Portion, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives

(including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;

(b)	The Registration Statement filed with the Commission under the 1940 Act and the Securities Act;

(c)	The Advisory Agreement; and

(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;

(b)	The Sub-Adviser’s most recent balance sheet;

(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and

(d)	A report describing material findings resulting from any examination of the Sub-Adviser by the Commission or other regulatory agency with jurisdiction with respect to Sub-Adviser’s activities hereunder.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser’s fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement (other than as part of a normal annual updating of the registration statement) or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; or (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change.

Section 10. Compensation. Upon receipt of shareholder approval of this Agreement, the Sub-Adviser shall be entitled to receive from the Adviser, a one-time, initial up-front payment equal to the difference between its ongoing fee under this Agreement and the lower fee paid to it during the term of the Interim Sub-Advisory Agreement between the parties dated September 15, 2004. In addition, as compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix B hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. Adviser shall pay Sub-Adviser such fee within thirty days after the end of each month. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Funds. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Funds any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)	(i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b)	by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. The Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions.

Section 16. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1 North Wacker Drive, Suite 4000, Chicago, Illinois 60606, Attention: Tremaine Atkinson.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Wells Fargo Funds in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance or any specific level of performance of the LSV Portion or of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the LSV Portion. Each of the Trust and the Adviser understand that investment decisions made for the LSV Portion by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the LSV Portion of the Funds’ account(s) and, in making investment decisions for the LSV Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

LSV ASSET MANAGEMENT

By:
Tremaine Atkinson
Partner and Chief Operating Officer

APPENDIX A

Funds Trust Funds

International Equity Fund

APPENDIX B

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the     th day of February, 2005, by and between Wells Fargo Funds Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and LSV Asset Management (the “Sub-Adviser”).

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on Appendix B;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated and paid on a monthly basis by applying the annual rates indicated below to the average daily net assets of the LSV Portion throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate
International Equity Fund	$0-150M $150M-500M $500M-700M $750M-1B >$1B	0.35 0.40 0.35 0.325 0.30	% % % % %

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
on behalf of the Funds

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

LSV ASSET MANAGEMENT

By:
Tremaine Atkinson
Partner and Chief Operating Officer

EXHIBIT H – FORM OF DEFINITIVE AGREEMENT WITH NEW STAR

FORM OF SUB-ADVISORY AGREEMENT

BETWEEN WELLS FARGO FUNDS TRUST,

WELLS FARGO FUNDS MANAGEMENT, LLC

AND NEW STAR INSTITUTIONAL MANAGERS LIMITED

This AGREEMENT is made as of this     th day of February 2005, between Wells Fargo Funds Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and New Star Institutional Managers Limited (the “Sub-Adviser”), a company organized under the laws of England and Wales, with its principal place of business at 1 Knightsbridge Green, London, SW1X7NE.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust is engaged in business as an open-end investment company with one or more series of shares and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Trust’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for each series of the Trust under the terms of an investment advisory agreement, dated August 6, 2003, between the Adviser and the Trust (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to engage the Sub-Adviser, and the Trust’s Board has approved the engagement of the Sub-Adviser, to provide investment advisory services to each series of the Trust listed in Appendix A hereto as it may be amended from time to time (each a “Fund” and collectively the “Funds”), and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Trust, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Trust is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Funds contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Funds and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the “New Star Portion”) which is allocated to Sub-Adviser from time to time, and without limiting the generality of the foregoing, shall provide the management and other services specified below, all in such manner and to such extent as may be directed from time to time by the Adviser.

The investment authority granted to the Sub-Adviser with respect to the New Star Portion shall include the authority to exercise whatever powers the Trust may possess with respect to any of its assets held by the Funds, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Funds, but will provide such assistance as is reasonably requested by the Adviser.

The Sub-Adviser is regulated by the UK Financial Services Authority in the conduct of its regulated activities. The Adviser is an Intermediate Customer within the meaning of the Financial Services and Markets Act 2000 and the Sub-Adviser will provide its services hereunder on that basis.

Section 2. Duties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the New Star Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Trust, for the account of, at the risk of and in the name of the Trust, to place orders and issue instructions with respect to those transactions of the New Star Portion of the Fund. In all purchases, sales and other transactions in securities and other assets for the New Star Portion of the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Trust and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Wells Fargo Funds may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. With respect to a multi-managed Fund, the Sub-Adviser shall be limited to providing investment advice with respect to only the discrete portion of the Fund’s portfolio as may be determined from time-to-time by the Board or the Adviser, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) The Sub-Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Funds since the prior report, and will also keep the Board informed of important developments affecting the Trust, the Funds and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser may believe appropriate, whether concerning the individual companies whose securities are held by a Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Funds as the Sub-Adviser may believe appropriate or as the Board or the Adviser reasonably request.

The Sub-Adviser shall promptly notify the Adviser of (i) any changes regarding the Sub-Adviser that would impact disclosure in the Trust’s Registration Statement, or (ii) any violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall immediately notify both the Adviser and the Trust of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser, the Funds or the Trust. The Sub-Adviser shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the Funds.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment or association with any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Trust in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Trust and the Board at reasonable times and upon reasonable notice concerning the business of the Trust.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Trust under the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Trust pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Trust, including the Commission and the Internal Revenue Service. The books and records pertaining to the Trust which are in possession of the Sub-Adviser shall be the property of the Trust. The Trust, or the Trust’s authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Trust, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Trust or the Trust’s authorized representatives.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a)	The Declaration of Trust, as in effect on the date hereof;

(b)	The Registration Statement filed with the Commission under the 1940 Act and the Securities Act;

(c)	The Advisory Agreement; and

(d)	Written guidelines, policies and procedures adopted by the Trust.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a)	The Sub-Adviser’s most recent Form ADV;

(b)	The Sub-Adviser’s most recent balance sheet;

(c)	The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code; and

(d)	The results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to its activities as an investment adviser.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Funds, shall at all times be subject to the direction and control of the Trust’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement of the Trust, as it may be amended from time to time, filed with the Commission under the Securities Act and the 1940 Act;

(d) the provisions of the Declaration of Trust of the Trust, as it may be amended or supplemented from time to time;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Trust or the Funds, and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the Sub-Adviser’s provision of services hereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder, to the extent that such laws, rules or regulations impact the Sub-Adviser’s provision of services hereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Funds are invested from time to time in accordance with the Trust’s policies on proxy voting. The Sub-Adviser will provide, when requested by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Broker-Dealer Relationships. The Sub-Adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for a Fund, the Sub-Adviser will consider such factors it considers to be relevant to the transaction, which are expected to include, among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the Fund and to other clients of the Sub-Adviser. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to brokers and dealers who provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine and the Sub-Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Provided the investment objectives of the Funds are adhered to, the Sub-Adviser may aggregate sales and purchase orders of securities held in a Fund with similar orders being made at approximately the same time for other portfolios managed by the Sub-Adviser, if, in the Sub-Adviser’s reasonable judgment, such aggregation will result in an overall economic benefit to the Fund. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. The Trust and the Adviser acknowledge that the Sub-Adviser’s determination of such economic benefit to the Fund may be based on an evaluation that the Fund is benefited by relatively better purchase or sales price, lower commission expenses and beneficial timing of transactions, the Sub-Adviser’s fiduciary duty to fairly allocate trading opportunities among its clients, or a combination of these and other factors. The allocation of securities so purchased or sold shall be made by the Sub-Adviser in the manner that the Sub-Adviser considers to be most equitable and consistent with its fiduciary obligations to the Fund and other clients. The Sub-Adviser represents and acknowledges that it is solely responsible for complying with any and all applicable pronouncements of the Commission or its staff with respect to the requirements for aggregating trades as may be set out in any interpretive release and/or no-action letters issued by the Commission staff (“SEC Requirements”). The Sub-Adviser further agrees to hold the Trust and the Adviser harmless from any and all loss, damage or liability resulting from the Sub-Adviser’s failure to comply with any applicable SEC Requirements. The Sub-Adviser shall not be responsible for any acts or omissions by any broker or dealer, provided that the Sub-Adviser did not act with negligence or willful misconduct in the selection of such broker or dealer.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. The expenses borne by the Funds include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and shareholder service agent costs, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Trust: (a) to amend the Trust’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to a Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Sub-Adviser.

Section 10. Compensation. Upon receipt of shareholder approval of this Agreement, the Sub-Adviser shall be entitled to receive from the Adviser, a one-time, initial up-front payment equal to the difference between its ongoing fee under this Agreement and the lower fee paid to it during the term of the Interim Sub-Advisory Agreement between the parties dated September 15, 2004. In addition, as compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. Adviser shall pay Sub-Adviser such fee within thirty days after the end of each month. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Trust or the Funds with respect to compensation under this Agreement.

Section 11. Standard of Care. The Trust and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Trust, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Trust or to any shareholders in the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the Funds, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form acceptable to the Adviser and the Trust and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Trust, and will be made available for inspection by the Trust and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Trust’s request, surrender to the Trust those records which are the property of the Trust or any Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to a Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Trust, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a)	(i) by the Trust’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and

(b)	by the affirmative vote of a majority of the Trust’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Trust’s Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Trust in the event that a respective party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party.

Upon termination of this Agreement, the Sub-Adviser shall be entitled to receive all fees and other monies accrued due up to the date of such termination but shall not be entitled to compensation in respect of such termination. Termination of this Agreement shall be without prejudice to the completion of transactions already initiated. Such transactions will be completed by the Sub-Adviser as soon as practicable.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Trust or the Adviser, or any of their respective officers, directors, employees or agents, the Trust and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Trust and the Adviser (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents.

Section 16. Indemnification by the Trust and the Adviser. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be responsible for, and the Trust and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Funds or other securities, undertaken by the Funds, their officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties hereunder on the part of the Funds or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: Karla M. Rabusch, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 1 Knightsbridge Green, London SW1V 2AR United Kingdom, Attention: Mark Beale/Anna Kirk.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Funds. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Trust each agree that the name “Wells Fargo,” which comprises a component of the Trust’s name, is a property right of the parent of the Adviser. The Trust agrees and consents that: (i) it will use the words “Wells Fargo” as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Wells Fargo” for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Wells Fargo,” or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Fund, the Trust shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Wells Fargo” and following such change, shall not use the words “Wells Fargo,” or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance or any specific level of performance of the New Star Portion or of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the New Star Portion. Each of the Trust and the Adviser understand that investment decisions made for the New Star Portion by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the securities, cash and other investments delegated to it which are held in the New Star Portion of the Fund’s account and, in making investment decisions for the New Star Portion, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Trust.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Trust and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Trust and the Adviser such evidence of its authority with respect to this Agreement as the Trust or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO FUNDS TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:
Mark Beale
Director

APPENDIX A

Funds Trust Fund
International Equity Fund

APPENDIX B

WELLS FARGO FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

FEE AGREEMENT

This fee agreement is made as of the     th day of February, 2005, by and between Wells Fargo Funds Trust (the “Trust”), Wells Fargo Funds Management, LLC (the “Adviser”) and New Star Institutional Managers Limited (the “Sub-Adviser”); and

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to each series of the Trust listed in Appendix A to the Sub-Advisory Agreement (each a “Fund” and collectively the “Funds”); and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as agreed upon in writing by the parties;

NOW THEREFORE, the parties agree that the fees to be paid to the Sub-Adviser under the Sub-Advisory Agreement shall be calculated on a monthly basis by applying the following annual rates to the average daily net assets of the New Star Portion throughout the month:

Name of Fund	Breakpoints	Sub-Advisory Rate
International Equity Fund	$0-50M $50M – 550M >$550M	0.35 0.29 0.20	% % %

The foregoing fee schedule shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST
on behalf of the Fund

By:
C. David Messman
Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Senior Vice President

NEW STAR INSTITUTIONAL MANAGERS LIMITED

By:
Mark Beale
Director

PROXY BALLOT

GROWTH FUND
INCOME FUND
INDEX ALLOCATION FUND	INTERNATIONAL EQUITY FUND
LIMITED TERM GOVERNMENT INCOME FUND
OF	OF
WELLS FARGO FUNDS TRUST	WELLS FARGO FUNDS TRUST
525 Market Street	525 Market Street
San Francisco, California 94105	San Francisco, California 94105

BY MY SIGNATURE BELOW, I APPOINT KARLA M. RABUSCH, C. DAVID MESSMAN AND CAROL LORTS (OFFICERS OF WELLS FARGO FUNDS TRUST) AS MY PROXIES AND ATTORNEYS TO VOTE ALL FUND SHARES OF THE FUND IDENTIFIED BELOW THAT I AM ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF WELLS FARGO FUNDS TRUST TO BE HELD AT 525 MARKET ST., 12TH FLOOR, SAN FRANCISCO, CALIFORNIA ON [JANUARY 14, 2005] AND AT ANY ADJOURNMENTS OF THE MEETING. THE PROXIES SHALL HAVE ALL THE POWERS THAT I WOULD POSSESS IF PRESENT. I HEREBY REVOKE ANY PRIOR PROXY, AND RATIFY AND CONFIRM ALL THAT THE PROXIES, OR ANY OF THEM, MAY LAWFULLY DO. I ACKNOWLEDGE RECEIPT OF THE NOTICE OF SPECIAL SHAREHOLDERS MEETING AND THE PROXY STATEMENT DATED [NOVEMBER     , 2004].

THE PROXIES SHALL VOTE MY SHARES ACCORDING TO MY INSTRUCTIONS GIVEN BELOW WITH RESPECT TO A PROPOSAL. IF I DO NOT PROVIDE AN INSTRUCTION, I UNDERSTAND THAT THE PROXIES WILL VOTE MY SHARES IN FAVOR OF A PROPOSAL. THE PROXIES WILL VOTE ON ANY MATTER NOT DESCRIBED IN THE PROXY STATEMENT, INCLUDING ADJOURNMENT, THAT MAY ARISE IN THE MEETING ACCORDING TO THEIR BEST JUDGMENT.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX:

1.	To approve an Agreement and Plan of Reorganization.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

2.	To approve the Definitive Agreements with Artisan, LSV, and New Star.

☐  FOR            ☐  AGAINST            ☐  ABSTAIN

Name of Fund
Signature of Shareholder
No. of Shares
Signature of Shareholder

Control No.	Date

NOTE: PLEASE MAKE SURE THAT YOU COMPLETE, SIGN AND DATE YOUR PROXY BALLOT. PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON YOUR ACCOUNT. WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN PERSONALLY. CORPORATE PROXIES SHOULD BE SIGNED IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY RETURNING THE PROXY BALLOT IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE BY CALLING 1-800-690-6903, OR BY INTERNET BY GOING TO WWW.PROXYVOTE.COM AND FOLLOWING THE INSTRUCTIONS. TO VOTE BY TELEPHONE OR INTERNET, YOU WILL NEED THE CONTROL NUMBER PRINTED ABOVE ON THIS BALLOT CARD.